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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MEN'S WEARHOUSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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6380 Rogerdale Road
Houston, Texas 77072-1624

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 10, 2013

        The Annual Meeting of the Shareholders of The Men's Wearhouse, Inc., a Texas corporation (the "Company"), will be held at 11:00 a.m., Central daylight time, on Tuesday, September 10, 2013, at the Renaissance Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas, 75207, for the following purposes:

  (1)
  To elect nine directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

  (2)
  To approve a proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's termination date from March 29, 2014 to March 29, 2024;

  (3)
  To consider and act upon a proposal regarding annual sustainability reporting by the Company;

  (4)
  To approve, on an advisory basis, the Company's executive compensation;

  (5)
  To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2013; and

  (6)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors recommends a vote "FOR" the nominees for director listed in the proxy statement and proxy card, "FOR" the proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's termination date, "AGAINST" the proposal regarding annual sustainability reporting by the Company; "FOR" the approval, on an advisory basis, of our executive compensation, and "FOR" the proposal to ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2013. The holders of record of the Company's common stock, $.01 par value per share, at the close of business on July 22, 2013, will be entitled to vote at the meeting and any adjournment(s) thereof.

You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to promptly submit your proxy by mail, Internet, or telephone as described on the proxy card included with these proxy materials. If you attend the meeting you can vote either in person or by your proxy. If you wish to attend the meeting in person and you are a registered owner of shares of stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker, or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on the record date are examples of proof of ownership.

By Order of the Board of Directors

Michael W. Conlon Secretary

August 8, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING:

The accompanying proxy statement, a form of proxy card and a copy of our 2012 Annual Report on Form 10-K are available at www.proxyvote.com.

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 10, 2013

        This proxy statement is furnished to the shareholders of The Men's Wearhouse, Inc. (the "Company", also referred to in this proxy statement as "we", "us", or "our"), whose principal executive offices are located at 6380 Rogerdale Road, Houston, Texas 77072-1624, and at 6100 Stevenson Blvd., Fremont, California 94538, in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m., Central daylight time, on Tuesday, September 10, 2013, at the Renaissance Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas, 75207, or any adjournment(s) thereof (the "Annual Meeting").

        The Annual Meeting will be held: (1) to elect nine directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified; (2) to approve a proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's termination date from March 29, 2014 to March 29, 2024; (3) to consider and act upon a proposal regarding annual sustainability reporting by the Company; (4) to approve, on an advisory basis, the Company's executive compensation; (5) to ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2013; and (6) to transact such other business as may properly come before the meeting or any adjournment thereof.

        This proxy statement is being made available on or about August 9, 2013, to the holders of record of our common stock, $.01 par value per share ("Common Stock"), on July 22, 2013 (the "Record Date"). At the close of business on the Record Date, there were outstanding and entitled to vote 50,018,192 shares of our Common Stock, and only the holders of record on such date shall be entitled to vote at the Annual Meeting.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

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The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

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The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

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VOTING AND OTHER INFORMATION

        Who may vote?    You may vote if you were the holder of record of shares of our Common Stock at the close of business on July 22, 2013. You are entitled to one vote on each matter presented at the Annual Meeting for each share of our Common Stock that you were a holder of record at that time. Only the holders of record shall be entitled to vote at the Annual Meeting. If you held shares of our Common Stock at that time in "street name" through a bank, broker, or other nominee, you must obtain a proxy, executed in your favor, from the holder of record of those shares of our Common Stock as of the close of business on July 22, 2013, to be entitled to vote those shares at the Annual Meeting. As of the close of business on July 22, 2013, we had 50,018,192 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

        What am I voting on?    You are voting on:

  (1)
  the election of the nine nominees named in this proxy statement as directors of the Company,

  (2)
  the approval of a proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's termination date from March 29, 2014 to March 29, 2024,

  (3)
  a shareholder proposal regarding annual sustainability reporting by the Company,

  (4)
  the approval, on an advisory basis, of our executive compensation,

  (5)
  the ratification of the appointment of the firm of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2013, and

  (6)
  any other matters that are properly brought before the meeting.

        What is the quorum requirement for holding the Annual Meeting?    The holders of a majority of the total shares of our Common Stock issued and outstanding on July 22, 2013, must be present in person or represented by proxy for the meeting to be held. The shares held by each shareholder who properly submits a proxy will be counted for purposes of determining the presence of a quorum at the meeting.

        What vote is required to elect a director at the Annual Meeting?    To be elected, a director nominee must receive a plurality of the votes of the holders of shares of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The form of proxy provides a means for you to vote for all of the nominees, to withhold authority to vote for one or more of the nominees, or to withhold authority to vote for all of the nominees. The withholding of authority by you will reduce the number of votes received by, but otherwise will have no effect on the results of the election of, those directors for whom authority to vote is withheld.

        What vote is required to pass the other proposals at the Annual Meeting?    The affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting is required (1) to approve the proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's termination date from March 29, 2014 to March 29, 2024, (2) to approve the proposal regarding annual sustainability reporting by the Company, (3) to approve, on an advisory basis, our executive compensation, and (4) to ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2013.

        What is the effect of an "abstain" vote on the proposals to be voted on at the Annual Meeting?    Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. Except as discussed below with respect to advisory votes, an abstention has the same effect as a vote against a proposal or, in the case of the election of directors, as shares to which voting power has been withheld. With respect to the vote to approve, on an advisory basis, our executive

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

compensation, you may vote for, against, or abstain. A shareholder's choice to abstain will reduce the number of votes cast for, but otherwise will have no effect on the results of, this advisory vote.

        What is the effect of a "broker non-vote" on the proposals to be voted on at the Annual Meeting?    A "broker non-vote" occurs if your shares of our Common Stock are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on any matter as to which, under the New York Stock Exchange ("NYSE") Listed Company Rules, a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your shares of our Common Stock. Shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to such matter.

        Under the NYSE Listed Company Rules, the election of directors, the vote to approve the amendment to the Company's 2004 Long-Term Incentive Plan, the shareholder proposal regarding annual sustainability reporting by the Company, and the vote to approve, on an advisory basis, our executive compensation are not matters on which a broker may vote without your instructions. Therefore, if your shares of our Common Stock are not registered in your name and you do not provide instructions to the record holder of your shares with respect to these proposals, a broker non-vote as to your shares of our Common Stock will result with respect to these proposals. The ratification of the appointment of our independent registered public accounting firm is a routine item under the NYSE Listed Company Rules. As a result, brokers who do not receive instructions as to how to vote on that matter generally may vote on that matter in their discretion.

        If your shares of our Common Stock are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

        How do I vote?    The process for voting your shares of our Common Stock depends on how your shares are held. Generally, you may hold shares in your name as a "record holder" (that is, in your own name) or in "street name" (that is, through a nominee, such as a broker or bank). If you hold shares of our Common Stock in street name, you are considered to be the "beneficial owner" of those shares.

        If you are a record holder, you may vote by proxy or you may vote in person at the Annual Meeting. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, please complete, sign, date, and mail the proxy card in the return envelope provided to you, or you may submit your vote by telephone by requesting telephone voting instructions through the website www.proxyvote.com.

        If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Even if you vote by proxy, you may still attend the Annual Meeting.

        If your shares of our Common Stock are held in the name of a broker, bank, or other nominee, you should receive separate instructions from the holder of your shares describing how to vote. Nonetheless, if your shares of our Common Stock are held in the name of a broker, bank, or other nominee and you want to vote in person, you will need to obtain (and bring with you to the Annual Meeting) a legal proxy from the record holder of your shares (who must have been the record holder of your shares of our Common Stock as of the close of business on July 22, 2013) indicating that you were a beneficial owner of shares of our Common Stock as of the close of business on July 22, 2013, as well as the number of shares of which you were the beneficial owner on such date, and appointing you as the record holder's proxy to vote the shares of our Common Stock covered by that proxy at the Annual Meeting.

        What if I do not specify a choice for a matter when returning a proxy?    Properly submitted proxies received either by mail, Internet, or telephone in time for the meeting will be voted as specified therein. If you did not indicate otherwise, the persons named as proxies on the proxy card will vote your shares of our Common Stock: "FOR" the nominees for director listed in this proxy statement; "FOR" the approval of a proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

termination date from March 29, 2014 to March 29, 2024; "AGAINST" the proposal regarding annual sustainability reporting by the Company; "FOR" the approval, on an advisory basis, of our executive compensation; and "FOR" the ratification of the appointment of the firm of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2013.

        Can I revoke my proxy?    Yes, you may revoke your proxy if you are a record holder by:

  •
  delivering a written notice of revocation to us at or prior to the Annual Meeting;

  •
  signing a proxy bearing a later date than the proxy being revoked and delivering it to us before the Annual Meeting; or

  •
  voting in person at the Annual Meeting.

        If your shares of our Common Stock are held in street name through a broker, bank, or other nominee, you should contact the record holder of your shares regarding how to revoke your proxy.

        How can I access the proxy materials over the Internet?    You can access this proxy statement and our 2012 Annual Report on Form 10-K at www.menswearhouse.com under "Investor Relations". If you wish to help reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all proxy materials for future annual meetings of shareholders electronically by e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

        What should I do if I receive more than one set of the proxy materials?    Certain shareholders may receive more than one set of the proxy materials, including multiple proxy cards. For example, if you hold your shares of our Common Stock in more than one brokerage account, you may receive a separate set of proxy materials and voting instructions for each brokerage account in which you hold shares. If you are a shareholder of record and your shares of our Common Stock are registered in more than one name, you may receive a separate set of paper proxy materials and proxy card for each name in which you hold shares. To vote all of your shares of our Common Stock, you must complete, sign, date, and return each proxy card you receive or vote the shares to which each proxy card relates. If you have shares of our Common Stock held in one or more street names, you must complete, sign, date, and return to each bank, broker, or other nominee through which you hold shares each instruction card received from that bank, broker, or other nominee.

        How can I attend the Annual Meeting?    If you wish to attend the meeting in person and you are the record holder of shares of our Common Stock on July 22, 2013, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares of our Common Stock as of July 22, 2013 that are held for your benefit by a bank, broker, or other nominee, in addition to the picture identification, you will need proof of ownership of our Common Stock on July 22, 2013 to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on July 22, 2013 are examples of proof of ownership.

        What if I already submitted my proxy for the previously-scheduled Annual Meeting?    The Annual Meeting was originally scheduled for June 19, 2013 but was postponed until September 10, 2013. Even if you already submitted a proxy by mail, internet or telephone prior to the postponement of the Annual Meeting and you remained a stockholder of record on July 22, 2013, the new record date, you must complete a new proxy card and resubmit your proxy by mail, internet or telephone or vote in person at the Annual Meeting.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ELECTION OF DIRECTORS

        At the Annual Meeting, nine directors constituting the entire Board of Directors of the Company (the "Board of Directors" or the "Board") are to be elected. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified or their earlier resignation or removal.

        The following persons have been nominated to fill the nine positions to be elected by the shareholders. It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees named below, unless otherwise specified. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Nominating and Corporate Governance Committee of the Board of Directors.

Name	Age	Position with the Company	Director Since
David H. Edwab	58	Vice Chairman of the Board	1991
Douglas S. Ewert	50	President and Chief Executive Officer	2011
Rinaldo S. Brutoco	66	Director	1992
Michael L. Ray, Ph.D.	74	Director	1992
Sheldon I. Stein	59	Director	1995
Deepak Chopra, M.D.	64	Director	2004
William B. Sechrest	71	Director	2004
Grace Nichols	66	Director	2011
Allen I. Questrom	73	Director	2013

        Further biographical information about our nominees for director and the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and Board of Directors in determining that the nominee should serve as a director appears below.

David H. Edwab

Mr. Edwab joined the Company in 1991 and served as Senior Vice President, Treasurer and Chief Financial Officer of the Company. In 1993, he served as Chief Operating Officer of the Company. In 1997, Mr. Edwab was named President of the Company. In 2000, Mr. Edwab resigned as President of the Company to join Bear, Stearns & Co. Inc. ("Bear Stearns") as a Senior Managing Director and Head of the Retail Group in the Investment Banking Department of Bear Stearns. Concurrently, Mr. Edwab was named Vice Chairman of the Board for the Company. In 2002, Mr. Edwab re-joined the Company and continues to serve as Vice Chairman of the Board. Mr. Edwab is an "inactive" Certified Public Accountant. Mr. Edwab is also a director of New York & Company, Inc., where he serves as chairman of their nomination and governance committee and is on their audit committee, and Vitamin Shoppe, Inc., where he serves as lead director, is on their audit committee and is chairman of their compensation committee.

Director Qualifications:

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Constantly looking for new opportunities and follows through

•

Great energy, focus and analytical skills

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Broad experience and skill on the financial and operations sides of retailing

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Grounded in realities but always seeing new possibilities

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Experience in mergers and acquisitions

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Outstanding network

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Douglas S. Ewert

Mr. Ewert joined the Company in 1995. From 1996 to 1999, he served as General Merchandise Manager. From 1999 to 2000, he served as Vice President – Merchandising and General Merchandise Manager. In April 2000, he was named Senior Vice President – Merchandising, and in March 2001 he was named Executive Vice President and Chief Operating Officer, K&G Men's Company. In March 2002, he was named Executive Vice President and General Merchandise Manager. In January 2005, he was named Executive Vice President and Chief Operating Officer. On January 26, 2008, he was named President and Chief Operating Officer. On June 15, 2011, Mr. Ewert became President and Chief Executive Officer of the Company.

Director Qualifications:

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Extensive experience with the Company

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Extensive experience in men's retailing

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Demonstrated effective leadership within the Company

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Exceptional interpersonal skills within the Company's organization

Rinaldo S. Brutoco

Mr. Brutoco has been since 2000, President and Chief Executive Officer of ShangriLa Consulting, Inc., which is affiliated with the ShangriLa Group, a privately held consulting and merchant banking concern. He also is founder, President and Chief Executive Officer of the World Business Academy and has authored multiple books and articles on energy policy and innovation.

Director Qualifications:

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Brings legal, financial, innovation, retailing, and organizational transformation experience and proven skills

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Knows new technologies and new ways of doing business

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Skilled in helping maintain the corporate culture and values important to the Company's success

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Evaluates strategies at all levels of implementation

Michael L. Ray, Ph. D.

Professor Ray has been on the faculty at Stanford University since 1967 and is currently the John G. McCoy – Banc One Corporation Professor of Creativity and Innovation and of Marketing, Emeritus at Stanford University's Graduate School of Business. Professor Ray is a social psychologist with training and extensive experience in advertising and marketing management and in developing innovative organizations and has served as a private consultant to numerous companies since 1967. He has authored over 100 professional publications, including ten books, in the areas of business and psychological research methods, marketing communication, new paradigm business, creativity, and innovation.

Director Qualifications:

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Experience and skill in marketing, particularly advertising and marketing communication important to the Company

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As one of the leaders of new forms of transformational organizations, he helps to maintain the corporate culture and values that underlie the Company's success, growth, and financial value

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Mediator and consensus builder

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Combination of meticulous fact gatherer and creative catalyst

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Listens well and fosters dialogue

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Sheldon I. Stein

Mr. Stein is the President and Chief Executive Officer of Glazer's Distributors, one of the country's largest distributors of wine, spirits, and malt products. From 2008 until July 2010, Mr. Stein was a Vice Chairman of Global Investment Banking and Head of Southwest Investment Banking for Bank of America, Merrill Lynch. Before joining Merrill Lynch in 2008, Mr. Stein had been with Bear Stearns for over twenty years as a Senior Managing Director running Bear Stearns' Southwest Investment Banking Group and as a member of Bear Stearns' President Advisory Council. Mr. Stein is also a director of Alon USA Partners, LP, where he serves on the audit committee. In addition, Mr. Stein served as a director of Tuesday Morning Corporation from September 2011 until May 31, 2012.

Director Qualifications:

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Keen perspective and skill in building solid Company value

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Long history of providing strategic advice to chief executive officers of major companies with his sharp intellect coupled with practical wisdom

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Broad network of business and personal relationships and perspectives

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Experience and skills in corporate finance, mergers and acquisitions

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CEO of one of the 200 largest privately held companies in the nation

Deepak Chopra, M.D.

Dr. Chopra is the Chairman and founder of The Chopra Center for Well Being, and the Chopra Foundation. The Center was established in 1995 and offers training programs in mind-body medicine. Dr. Chopra is the author of more than 75 books in the fiction and non-fiction categories. Dr. Chopra is a fellow of the American College of Physicians and a member of the American Association of Clinical Endocrinologists, Adjunct Professor at Kellogg School of Management, Adjunct Professor at Columbia Business School, Columbia University, and Senior Scientist with The Gallup Organization.

Director Qualifications:

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Advocate for conscious business that is generative in growth and value

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Listens well and brings wisdom

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International and broad perspective

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Runs his own service organization

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Wide network in and outside of business

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Significant direct experience in use of social media

William B. Sechrest

Mr. Sechrest was a founding shareholder in the law firm of Winstead Sechrest & Minick P.C. from 1973 to 2006, specializing in finance and banking practice. He then joined the law firm of Shartis Friese LLP as "counsel" in 2007, continuing until 2008. Currently, Mr. Sechrest is actively involved as a founding shareholder and member of the Board of Directors of Ojai Community Bank and Ojai Energy Systems, Inc. (energy storage through patented Li-Ion technologies) and is the chief financial officer of Ojai Energy Systems, Inc. Mr. Sechrest is a member of the American College of Real Estate Lawyers.

Director Qualifications:

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Combines legal, financial, organizational, and human skills in an effective way

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Forty years of experience in helping those that need help in organizing, developing, financing, or protecting a business or an idea

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Wise counsel from almost all areas of business

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Calm leadership and alignment

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Fosters dialogue on important issues

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Grace Nichols

Ms. Nichols spent more than twenty years at Victoria's Secret, including 14 years as Chief Executive Officer from 1992 until she retired in January 2007. Ms. Nichols also held various senior merchandising positions in teen's and women's apparel at The Broadway Southern California divisions of Carter, Hawley, Hale, Inc. from 1971 to 1986. Ms. Nichols is also a director of New York & Company, Inc., where she serves as non-executive chairperson and is on the nomination and governance committee and the compensation committee. In addition, Ms. Nichols served as a director of Pacific Sunwear of California Inc. from 2007 to March 20, 2012. Ms. Nichols holds a Professional Director Certification from the American College of Corporate Directors, a national public director and credentialing organization.

Director Qualifications:

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Extensive experience as a senior executive and director in the retail industry

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Ability to understand and analyze the operational and management challenges associated with large retailers

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Particular expertise in branding and merchandising

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Experience and insights regarding the retail industry from a woman's perspective

Allen I. Questrom

Mr. Questrom was Chairman and Chief Executive Officer of Neiman Marcus, Inc. from 1988 to 1990. He was Chairman and CEO of Federated Department Stores, Inc. (now Macy's) from February 1990 to May 1997. He served as Chairman of the Board of Barneys New York, Inc. from May 1999 to January 2001 and as Chief Executive Officer and President from May 1999 until September 2000. From 2000 to December 2004, he was the Chairman and Chief Executive Officer of J.C. Penney Company. He has been a Senior Advisor for Lee Equity Partners since 2006. Mr. Questrom is currently a member of the Board of Directors of Sotheby's and the Glaser Family of Companies. Until 2013, Mr. Questrom was a member of the Board of Directors of Foot Locker, Inc. and until 2010, a member of the Board of Directors of Wal Mart Stores, Inc. and was non-executive Chairman of Deb Shops, Inc.

Director Qualifications:

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Over 40 years of executive management experience as the chief executive officer of several large publicly-held retailers

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Extensive knowledge of the retailing industry, including expertise in customer service, merchandising and marketing

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Retailing financial expertise gained through years as a retailing chief executive officer

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

CORPORATE GOVERNANCE

        Our business and affairs are managed under the direction of the Board of Directors to enhance the long-term value of the Company for our shareholders. In exercising its authority to direct, the Board recognizes that the long-term interests of our shareholders are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities, and society as a whole. To assist the Board in fulfilling its responsibilities, the Board has adopted certain Corporate Governance Guidelines (the "Guidelines"). As contemplated by the Guidelines, the Board of Directors has regular executive sessions where non-management directors meet without management participation. The director designated by the Board as the Lead Director is the presiding director for each executive session.

Director Qualifications

        As set forth in the Guidelines, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, and the applicable rules of the NYSE. In addition, at least two-thirds in number (if two-thirds is not a whole number then at least the nearest whole number to two-thirds that is less than two-thirds) of the directors shall meet the following qualifications:

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  shall not have been employed by us as an executive officer in the past ten years;

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  is not an executive officer or director, or a person serving in a similar capacity with, nor an owner of more than 1% of the equity of, a significant customer, supplier, or service provider to us. For purposes hereof, "significant" shall mean circumstances where during the past fiscal year the business with the customer, supplier, or service provider equaled or exceeded either 1% of the revenue thereof or 1% of our revenue;

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  is not personally the accountant, lawyer, or financial advisor for compensation to any of our executive officers;

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  is not a trustee, director, or officer of any charitable organization that received contributions during the past fiscal year aggregating $100,000 or more from us;

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  has not within the last three years engaged in a transaction with us required to be disclosed in our proxy statement pursuant to Subpart 229.400 of Regulation S-K of the Rules and Regulations of the Securities and Exchange Commission; and

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  is not a father, mother, wife, husband, daughter, son, father-in-law, mother-in-law, daughter-in-law, or son-in-law of a person who would not meet the foregoing qualifications.

        A director shall not serve on more than four boards of directors of publicly-held companies (including our Board of Directors) unless the full Board determines that such service does not impair the director's performance of his or her duties to the Company. A person shall not stand for election upon reaching the age of 75. Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee and will be expected to offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets our requirements for service on the Board of Directors. The Board believes that directors should be shareholders and have a financial stake in the Company and, therefore, the Board has adopted a policy which requires that directors hold an ownership position in the Company equal to at least $300,000 (which equals three times the annual cash retainer received by the non-employee directors) and that new directors hold such amount within three years of becoming a director. Each director has met the $300,000 requirement,

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

except Ms. Nichols who has until the end of fiscal year 2013 to do so and Mr. Questrom who has until the end of fiscal year 2016 to do so. The Nominating and Corporate Governance Committee of the Board may establish from time to time additional qualifications for directors, taking into account the composition and expertise of the entire Board.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders, or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a diverse view of thoughts based on each Board member's knowledge, life experiences, capabilities, and ethnic background. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it does attempt to identify director nominees who can provide a diverse perspective to the Board of Directors.

Sources for New Nominee

        With respect to the nomination of Mr. Questrom, Board members submitted the names of potential candidates to the Nominating and Corporate Governance Committee for their consideration. Mr. Questrom was originally recommended by Mr. Stein, who is one of our directors. After research, interviews and further deliberation, the Nominating and Corporate Governance Committee recommended Mr. Questrom to the full Board for election as a director effective July 30, 2013 and inclusion in the list of nominees to be elected at the Annual Meeting.

Board of Directors Independence

        The Board of Directors has affirmatively determined that each member of the Board, with the exception of David Edwab and Doug Ewert, are independent in accordance with NYSE Listing Standards and have no current material relationship with the Company, except as a director.

Board Leadership Structure and Role in Risk Oversight

        The Board of Directors believes that it is beneficial to the Company and increases the effectiveness of the Board of Directors to have an outside director integrally involved in establishing and leading the Board agenda and interacting with management on a regular basis. As a result, the Board of Directors has appointed Mr. Sechrest to act as Lead Director. In his capacity as Lead Director, Mr. Sechrest consults regularly with Mr. Ewert and other members of management; has primary responsibility with Mr. Ewert for preparing the agenda for Board meetings; and, with Mr. Ewert, leads the meetings of the Board of Directors and chairs the executive sessions of the Board.

        With respect to the oversight of the Company's risk, the Company's Chief Compliance Officer supervises the day-to-day risk management responsibilities and in turn reports to the Audit Committee on particular areas of risk. The Audit Committee continues to focus on the process the Company goes through to identify financial and operational risks and the procedures for addressing such risks and periodically requires the Chief Compliance Officer to report to the Audit Committee with respect thereto. In addition, the risks related to the Company's overall strategy, including the risks related to mergers and

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

acquisitions, divestitures, and other significant non-recurring transactions, are addressed by the full Board.

Attendance at the Annual Meeting of Shareholders

        Our Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Therefore, the directors are encouraged to and generally attend our Annual Meeting of Shareholders. Nine of the then ten directors attended the 2012 Annual Meeting of Shareholders.

Communications with the Company

        Any shareholder or other interested party wishing to send written communications to any one or more members or Committees of our Board of Directors, including the Lead Director or other non-management directors, may do so by sending them in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072-1624. All such communications will be forwarded to the intended recipient(s).

Investor Information

        To obtain a printed copy of our Code of Business Conduct, Code of Ethics for Senior Management, Corporate Governance Guidelines or charters for the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors, send a request to us in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072-1624. This material may also be obtained from our website at www.menswearhouse.com under "Investor Relations – Corporate Governance".

Committees of the Board of Directors and Meeting Attendance

        During the fiscal year ended February 2, 2013, no director attended fewer than 75% of all of the meetings of the Board of Directors and of any committee of which such director was a member.

        During the fiscal year ended February 2, 2013, the Board of Directors held four meetings.

Audit Committee

        The Board of Directors has an Audit Committee that operates under a written charter. During fiscal 2012, the Audit Committee was comprised of Larry R. Katzen (Chair) and Messrs. Brutoco and Sechrest, but, effective as of June 18, 2013, the Audit Committee is comprised of Messrs. Sechrest (Chair), Brutoco and Ray. The Board affirmatively determined that all members of the Audit Committee are independent in accordance with the NYSE Listing Standards and Rule 10A-3(b)(1) of the Exchange Act. In addition, the Board has determined that each of the members of the Audit Committee is financially literate and that Messrs. Brutoco and Sechrest are "audit committee financial experts," as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reviews our financial information, accounting policies, and internal controls, reviews with our independent registered public accounting firm the plan, scope, and results of the annual audit of our financial statements, reviews and discusses our annual and quarterly financial statements with management and our independent registered public accounting firm, and selects our independent registered public accounting firm and approves in advance all our audit and non-audit engagements of such independent registered public accounting firm. The Audit Committee's responsibilities to the Board of Directors are detailed in the Amended and Restated Charter of the Audit Committee. During the fiscal year ended February 2, 2013, the Audit Committee held five meetings. The Audit Committee's report appears below.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Compensation Committee

        The Board of Directors has a Compensation Committee that operates under a written charter and each member of which is independent in accordance with the NYSE Listing Standards. During fiscal 2012, the Compensation Committee was comprised of Messrs. Stein (Chair), Katzen, and Sechrest, but, effective as of June 18, 2013, the Compensation Committee is comprised of Messrs. Stein (Chair) and Sechrest and Ms. Nichols. The Compensation Committee reviews and approves our overall compensation policy and considers and approves, on behalf of the Board of Directors, the compensation of our Named Executive Officers, including the Chief Executive Officer, and certain other officers and the implementation of any compensation program for the benefit of any of our executive officers. The Compensation Committee's responsibilities to the Board of Directors are detailed in the Charter of the Compensation Committee. During the fiscal year ended February 2, 2013, the Compensation Committee held one meeting. The Compensation Committee's report appears below.

Nominating and Corporate Governance Committee

        The Board of Directors has a Nominating and Corporate Governance Committee that operates under a written charter and each member of which is independent in accordance with the NYSE Listing Standards. During fiscal 2012, the Nominating and Corporate Governance Committee was comprised of Messrs. Ray (Chair), Brutoco, Stein, Dr. Chopra and Ms. Nichols, but, effective as of June 18, 2013, the Nominating and Corporate Governance Committee is comprised of Messrs. Ray (Chair), Brutoco, Stein and Dr. Chopra. The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors a set of corporate governance principles for the Company, studies and reviews with management the overall effectiveness of the organization of the Board of Directors and the conduct of its business and reports and makes recommendations to the Board of Directors as appropriate, and considers candidates to be elected directors and recommends to the Board of Directors the nominees for directors. The Nominating and Corporate Governance Committee's responsibilities to the Board of Directors are detailed in the Charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee normally does not consider unsolicited director nominees put forth by shareholders because the need for a new director generally only occurs on limited occasions when a director position becomes open as a result of a decision to increase the size of the Board or if a director retires or resigns. If and when such an event might occur, the Board of Directors feels that it is in the best interest of the Company to focus our resources on evaluating candidates at the appropriate time and who come to us through reputation or a relationship which initially validates the reasonableness of the person as a candidate or through professional search processes that do the same. During the fiscal year ended February 2, 2013, the Nominating and Corporate Governance Committee held one meeting.

Procedures and Processes for Determining Executive and Director Compensation

        The Compensation Committee is responsible for reviewing and establishing the compensation of the Chief Executive Officer and the other Named Executive Officers. The Compensation Committee also reviews and discusses with the Chief Executive Officer the compensation for all other executive officers. The Compensation Committee has the sole authority to retain compensation consultants and any other type of legal or accounting adviser deemed appropriate. Based on a variety of input received by the Compensation Committee, including requested input from compensation consultants, if any, and the experience of its members, the Compensation Committee determines the compensation of our Chief Executive Officer during an executive session of the Compensation Committee, at which the Chief Executive Officer is not present. During fiscal 2012, the Company continued the transition from a Chief Executive Officer who was also the Company's founder and a large shareholder of the Company to a non-founder Chief Executive Officer. As a result, the Compensation Committee is focusing more on competitive compensation analysis and continues to work with Towers Watson & Co., a nationally

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

recognized compensation consulting firm, to advise it with respect to competitive compensation arrangements. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the executive officers, including but not limited to grants under our equity plans, which the members of the Compensation Committee discuss with our Chief Executive Officer and may discuss in executive session. The final determinations as to the compensation of the Chief Executive Officer and officers whose annual base salary plus maximum payout under our annual non-equity cash incentive program is equal to or in excess of $500,000 are made solely by the Compensation Committee, and the Chief Executive Officer determines the compensation for the other executive officers with input from and oversight by the Compensation Committee. The Compensation Committee's charter provides that the Compensation Committee may delegate any of its powers and responsibilities to a subcommittee of the Compensation Committee.

        As set forth in the Guidelines, the Board of Directors or an authorized committee thereof may from time to time review and determine the form and amount of director compensation, including cash, equity-based awards, and other director compensation. The Guidelines further provide that, in determining director compensation, the following should be considered: (1) fair and competitive compensation for the time commitment to appropriately discharge the work required for a company of similar size and scope; (2) alignment of the director's interest with the long-term interests of the Company; and (3) a transparent and readily understandable compensation program.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was, during fiscal 2012, an officer or employee of the Company or any of our subsidiaries, or was formerly an officer of the Company or any of our subsidiaries, or had any relationships requiring disclosure by us under Item 404 of Regulation S-K of the General Rules and Regulations of the Securities and Exchange Commission.

        During fiscal 2012, none of our executive officers served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the Company's management. Based upon such review and the related discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE Sheldon I. Stein, Chairman William B. Sechrest

Audit Committee Report

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

between the auditors and the Company that might bear on the auditors' independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent registered public accounting firm their audit plan, audit scope, and identification of audit risks.

        The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm's examination of the financial statements.

        The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended February 2, 2013, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company's financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended February 2, 2013, for filing with the Securities and Exchange Commission. At present, the Audit Committee intends to continue the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 1, 2014.

AUDIT COMMITTEE Rinaldo S. Brutoco William B. Sechrest

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To our knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, during the fiscal year ended February 2, 2013, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than 10% beneficial owners have been met.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

PROPOSAL TO AMEND THE COMPANY'S 2004 LONG-TERM INCENTIVE PLAN

        On April 2, 2013, the Board approved an amendment to The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan") to extend the plan's termination date from March 29, 2014 to March 29, 2024, subject to shareholder approval. The 2004 Plan permits the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units ("DSUs"), performance stock awards, performance units, other stock-based awards and cash-based awards to non-employee directors, officers and other employees of the Company. As of July 22, 2013, 1,496,457 shares of our Common Stock remain available for grant of future awards under the 2004 Plan.

        At the Annual Meeting, shareholders are being asked to approve the proposed amendment to extend the 2004 Plan's termination date from March 29, 2014 to March 29, 2024. If shareholders do not approve the proposed amendment, the 2004 Plan's termination date will remain March 29, 2014.

        In addition to approximately 500 key employees (including our executive officers), there are currently seven non-employee directors of the Company who are eligible to participate in the 2004 Plan. As described under the heading "Director Compensation" in this proxy statement, each person who is a non-employee director on the last day of each of our fiscal quarters will be granted a number of shares of restricted stock or DSUs equal to $25,000 divided by the closing price of our Common Stock as reported on the NYSE on the last trading day of such fiscal quarter. In addition, upon his or her appointment, any new director will receive a grant of shares of restricted stock or DSUs, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the NYSE on the date such director is appointed or elected to the Board of Directors.

        During the fiscal year ended February 2, 2013, the following grants were awarded under the 2004 Plan:

Name and Position	Aggregate Number of Shares Covered by Grants
Douglas S. Ewert, President and Chief Executive Officer	41,153
Diana M. Wilson, Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer (1)	17,358
Charles Bresler, Ph.D., Executive Vice President	14,951
Scott Norris, Executive Vice President – Merchandising	12,454
Executive Group	160,284	(2)
Non-Executive Director Group	22,407
Non-Executive Officer Employee Group	257,139

(1)
Indicates position held as of February 2, 2013.
(2)
In addition, Neill Davis, former Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer, was awarded grants covering an aggregate of 33,210 shares in March 2012 that were subsequently cancelled due to his termination of employment with the Company on August 2, 2012; George Zimmer, former Executive Chairman of the Board, did not receive a grant during fiscal 2012.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Summary of the 2004 Plan

        The following is a brief summary intended to highlight certain of the principal features of the 2004 Plan, as amended. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan, as amended, is attached as Appendix A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan as set forth in Appendix A.

        Purpose.    The 2004 Plan is intended to reward certain non-employee directors of the Company and certain corporate officers and other employees of the Company and its affiliates by enabling them to acquire shares of our Common Stock and to receive other compensation based on the increase in value of our Common Stock or certain other performance measures. The 2004 Plan is also intended to advance the best interests of the Company and our shareholders by providing those persons who have substantial responsibility for the direction, management and growth of the Company and its subsidiaries with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company and its subsidiaries.

        Term.    The 2004 Plan became effective on March 29, 2004. Assuming the amendment to the 2004 Plan is approved by our shareholders at the Annual Meeting, no awards may be granted under the 2004 Plan on or after March 29, 2024, unless the 2004 Plan is subsequently amended, with the approval of shareholders, to extend the termination date.

        Administration.    The Compensation Committee (or a subcommittee comprised of at least two of its members) or, in the absence thereof or in the case of the non-employee directors of the Company, the Board, shall administer the 2004 Plan (the "Plan Committee"). In administering the 2004 Plan, the Plan Committee shall have the full power to determine the persons to whom and the time or times at which awards will be made; determine the number and exercise price of shares of our Common Stock covered in each award, subject to the terms and provisions of the 2004 Plan; determine the terms, provisions and conditions of each award, which need not be identical and need not match the default terms set forth in the 2004 Plan; accelerate the time at which any outstanding award will vest; prescribe, amend and rescind rules and regulations relating to administration of the 2004 Plan; and make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2004 Plan.

        Eligibility.    Key employees who have substantial responsibility for or involvement with the management and growth of the Company or its subsidiaries and the non-employee directors of the Company will be eligible to receive awards (other than incentive stock options) under the 2004 Plan. An incentive stock option may be awarded only to an employee who is employed by the Company or one of its subsidiary corporations and determined by the Plan Committee to be a key employee on the date of the grant of the option.

        Maximum Shares Available.    The maximum number of shares of our Common Stock which may be issued under the 2004 Plan may not exceed 4,610,059 shares, in the aggregate, provided that the aggregate number of shares which may be granted as restricted stock or performance stock awards are limited to 2,305,030 in each case. The maximum number of shares of our Common Stock with respect to which incentive stock options may be granted to an employee of the Company during a fiscal year is 300,000. The maximum number of shares of our Common Stock with respect to each of nonqualified stock options and stock appreciation rights which may be granted to an employee or non-employee director of the Company during a fiscal year is 300,000. The maximum number of shares of our Common Stock with respect to each of restricted stock awards, performance stock awards, performance unit awards paid in shares of our Common Stock and other stock-based awards which may be granted to an employee or non-employee director of the Company during a fiscal year is 225,000 or, with respect to DSU awards, the fair market value of 225,000 shares of our Common Stock, determined as of the date of

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

the grant. The maximum aggregate amount with respect to which cash-based awards and performance unit awards paid in cash may be awarded or credited to an employee or non-employee director of the Company during a fiscal year may not exceed in value $3,000,000 determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2004 Plan.

        If any outstanding award expires or terminates for any reason, is settled in cash in lieu of shares of our Common Stock, or any award is surrendered, the shares of our Common Stock allocable to the unexercised portion of that award will count against the aggregate number of shares of our Common Stock with respect to which awards may be granted under the 2004 Plan; provided, however, that the limitation described in the preceding clause shall not apply and such shares of our Common Stock may again be subject to an award granted under the 2004 Plan if such award is issued as part of a compensation package for an individual who is being hired as an employee or an individual who is becoming an employee when his or her employer joins the Company as a result of an acquisition by merger or otherwise.

        For awards granted under the 2004 Plan before April 1, 2008, if shares of our Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of our Common Stock will not count against the aggregate number of shares of our Common Stock with respect to which awards may be granted under the 2004 Plan. For awards granted under the 2004 Plan on or after April 1, 2008, if shares of our Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of our Common Stock will count against the aggregate number of shares of our Common Stock with respect to which awards may be granted under the 2004 Plan. If a stock appreciation right is exercised, only the number of shares of our Common Stock actually issued shall be charged against the maximum number of shares of our Common Stock that may be delivered pursuant to awards under the 2004 Plan.

        Any shares of our Common Stock delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        Options.    The Plan Committee may grant options under the 2004 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2004 Plan. The Plan Committee may award incentive stock options intended to satisfy the requirements of section 422 of the Internal Revenue Code or nonqualified stock options which are not intended to satisfy the requirements of section 422 of the Internal Revenue Code.

        The price at which shares of our Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of our Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. Effective for options granted under the 2004 Plan on or after January 1, 2005, an option may not be granted with any dividend equivalent rights.

        Unless a shorter term is specified in an option agreement or is an incentive stock option described in the prior paragraph, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries, or in the case of a non-employee director of the Company, the term of such director's service to the Board, for any reason other than death or disability of the optionee, unless otherwise specified in an option agreement.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        Subject to certain conditions and exceptions, an option which is or has become exercisable on the date on which an optionee ceases to be an employee of the Company or, in the case of a non-employee director of the Company, the term of such director's service to the Board:

  •
  for any reason other than death, disability or retirement shall terminate on the earlier of the tenth anniversary of the date the option is granted or the date that is one day less than one month after the termination of employment or, in the case of a non-employee director of the Company, the term of such director's service to the Board; and

  •
  due to death, disability or retirement before the tenth anniversary of the date the option is granted shall terminate on the earlier of the tenth anniversary of the date the option is granted, or the first anniversary of the date of the optionee's death, disability or retirement.

        The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. The Plan Committee may accelerate the time in which any outstanding option may be exercised. However, in no event shall any option be exercisable on or after the tenth anniversary of the date of the grant of the option.

        To the extent that the aggregate fair market value of our Common Stock with respect to which incentive stock options first become exercisable by a holder of such award in any calendar year exceeds $100,000, taking into account both shares of our Common Stock subject to incentive stock options under the 2004 Plan and our Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of our Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

        An optionee shall not have any rights as a shareholder with respect to our Common Stock covered by an option until the date on which the optionee becomes a shareholder of record with respect to such Common Stock after exercise of the option.

        Stock Appreciation Rights.    The 2004 Plan authorizes the Plan Committee to issue stock appreciation rights ("SARs") to eligible persons in such number and upon such terms and conditions as determined by the Plan Committee. SARs granted under the 2004 Plan may be freestanding SARs, tandem SARs or any combination of these forms of SARs.

        A SAR granted under the 2004 Plan shall confer upon a recipient a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of our Common Stock on the date of exercise over the grant price of the SAR, which shall not be less than 100 percent of the fair market value of one share of our Common Stock on the date of grant of the SAR and in no event less than par value of one share of our Common Stock. Such amount may be paid to the optionee in cash, in our Common Stock of equivalent value, in some combination thereof, or in any other manner approved by the Plan Committee in its sole discretion. A SAR may not be granted with any dividend equivalent rights.

        The Plan Committee may impose such conditions and/or restrictions on any shares of our Common Stock received upon exercise of a SAR granted pursuant to the 2004 Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder of such award hold the shares of our Common Stock received upon exercise of a SAR for a specified period of time.

        Subject to the terms and provisions of the 2004 Plan and the applicable award agreement, by delivery of written notice in the manner designated by the Plan Committee and upon whatever additional terms and conditions the Plan Committee, in its sole discretion, imposes: (a) freestanding SARs may be exercised in whole or in part, and (b) tandem SARs may be exercised for all or part of the shares of our Common Stock subject to the related option upon the surrender of the right to exercise the equivalent

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

portion of the related option. A tandem SAR may be exercised only with respect to the shares of our Common Stock for which its related option is then exercisable. With respect to a tandem SAR issued in connection with an incentive stock option, the tandem SAR will expire no later than the expiration of the underlying incentive stock option; the value of the payout with respect to the tandem SAR may be for no more than 100% of the excess of the fair market value of the shares of our Common Stock subject to the underlying incentive stock option at the time the tandem SAR is exercised over the option price of the underlying incentive stock option; and the tandem SAR may be exercised only when the fair market value of the shares of our Common Stock subject to the incentive stock option exceeds the option price of the incentive stock option. The Plan Committee shall determine the right of each SAR holder to exercise the SAR following the termination of such holder's employment with the Company or its subsidiaries or service to the Board.

        The term of a SAR granted under the 2004 Plan shall be determined by the Plan Committee; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

        A recipient of a SAR award, as such, shall have no rights as a stockholder.

        Restricted Stock.    Under the 2004 Plan, the Plan Committee may award restricted stock to eligible persons in such numbers and upon such terms as the Plan Committee shall determine. The amount of, the vesting, and the transferability restrictions applicable to any award of restricted stock will be determined by the Plan Committee. The recipient of the restricted stock will have all the rights of a shareholder with respect to the shares of restricted stock included in the restricted stock award during the restriction period established for the restricted stock award. Dividends paid with respect to restricted stock in cash or property other than shares of our Common Stock or rights to acquire shares of our Common Stock shall be paid to the recipient of the restricted stock award currently. Dividends paid in shares of our Common Stock or rights to acquire shares of our Common Stock shall be added to and become a part of the restricted stock.

        Deferred Stock Unit Awards.    The 2004 Plan authorizes the Plan Committee to grant DSUs to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. Each DSU shall have a value equal to the fair market value of a share of our Common Stock. The amount of, the vesting, and the transferability restrictions applicable to any DSU award shall be determined by the Plan Committee. Payment under a DSU award shall be made in either cash or shares of our Common Stock as specified in the applicable award agreement. Payment under a DSU award shall be made at such time as is specified in the applicable award agreement.

        An award agreement for a DSU may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award. Each recipient of DSUs shall have no rights of a shareholder with respect to such recipient's DSUs.

        Performance Awards.    Under the 2004 Plan, the Plan Committee may grant performance stock and performance unit awards to eligible persons in such amounts and upon such terms as the Plan Committee shall determine.

        The amount of, the vesting, and the transferability restrictions applicable to any performance stock or performance unit award shall be based upon the attainment of such performance goals as the Plan Committee may determine. A performance goal for a particular performance stock or performance unit award must be established by the Plan Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion, and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

        Subject to the terms and conditions of the 2004 Plan, each holder of a performance stock award or a performance unit award payable in shares of our Common Stock shall have all the rights of a shareholder with respect to the shares of stock issued to such holder pursuant to the award during any period in which such issued shares of our Common Stock are subject to forfeiture and restrictions on transfer, including the right to vote such shares of stock. An award agreement for a performance unit award may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award.

        Payment under a performance unit award shall be made at such time as is specified in the applicable award agreement.

        It is intended that the 2004 Plan will conform with the standards of section 162(m) of the Internal Revenue Code and Treasury Regulations section 1.162-27(e)(2)(i). Neither the Plan Committee nor the Board may increase the amount of compensation payable under a performance stock award or performance unit award. If the time at which any performance stock award or performance unit award will vest is accelerated, the number of shares of our Common Stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        No payments of stock or cash will be made pursuant to a performance stock award or performance unit award unless the shareholder approval requirements of Department of Treasury Regulation section 1.162-27(e)(4) are satisfied.

        Cash-Based Awards and Other Stock-Based Awards.    The Plan Committee may grant cash-based awards under the 2004 Plan to eligible persons in such amounts and upon such terms, including the achievement of specific performance goals, as the Plan Committee shall determine. The 2004 Plan authorizes the Plan Committee to grant other types of equity-based or equity-related awards not otherwise described by the terms and provision of the 2004 Plan, including the grant or offer for sale of unrestricted shares of our Common Stock, in such amounts and subject to such terms and conditions, as the Plan Committee shall determine. Such awards may involve the transfer of actual shares of our Common Stock to holders thereof, or payment in cash or otherwise of amounts based on the value of shares of our Common Stock, and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        The Plan Committee, in its sole discretion, shall determine the extent to which the holder of an award shall have the right to continue to hold cash-based awards and other stock-based awards following termination of such holder's employment with the Company or its subsidiaries, or in the case of a non-employee director, the termination of service on the Board. Such provisions need not be uniform among all cash-based awards and other stock-based awards issued pursuant to the 2004 Plan.

        Substitution Awards.    Awards may be granted under the 2004 Plan in substitution for stock options and other awards held by employees and directors of other corporations who are about to become employees of or affiliated with the Company or any of its subsidiaries as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of substantially all of the assets of another corporation or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes an affiliate of the Company. The terms and conditions of the substitute awards granted may vary from the terms and

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

conditions set out in the 2004 Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted, but with respect to options that are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under section 422 of the Internal Revenue Code.

        Non-Transferability.    Except as specified in the applicable award agreement or in a domestic relations court order, an award granted under the 2004 Plan shall not be transferable by the holder thereof (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during such holder's lifetime, only by him or her. Any attempted assignment of an award in violation of the 2004 Plan shall be null and void. In the discretion of the Plan Committee, any attempt to transfer an award other than under the terms of the 2004 Plan and the applicable award agreement may terminate the award.

        No incentive stock option granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all incentive stock options granted to an employee under the 2004 Plan shall be exercisable during such employee's lifetime only by the employee and, after that time, by the employee's heirs and estate.

        Forfeiture.    If the Plan Committee finds by a majority vote that a holder of an award granted under the 2004 Plan, before or after termination of his employment with the Company or any of its subsidiaries or severance of his affiliation relationship with the Company and all its affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an affiliate and such conduct damaged the Company or an affiliate, (b) disclosed trade secrets of the Company or an affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which the holder of such award is a party, then, as of the date the Plan Committee makes its finding, some or all awards awarded to such holder (including vested awards that have been exercised, vested awards that have not been exercised, and awards that have not yet vested), as determined by the Plan Committee in its sole discretion, and all net proceeds realized with respect to any such awards, will be forfeited to the Company on such terms as determined by the Plan Committee. The findings and decision of the Plan Committee with respect to the matter shall be final for all purposes.

        The Plan Committee may specify in an award agreement that the rights, payments, and benefits of a holder of an award granted under the 2004 Plan with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for cause, termination of such holder's provision of services to the Company or its subsidiaries, violation of material policies of the Company or its subsidiaries, breach of non-competition, confidentiality, or other restrictive covenants that may apply to such holder, or other conduct by such holder that is detrimental to the business or reputation of the Company or its subsidiaries.

        Antidilution.    If the Company shall effect a capital readjustment or any increase or reduction of the number of shares of our Common Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of our Common Stock subject to outstanding awards under the 2004 Plan shall be appropriately adjusted (subject to the restriction discussed below under the heading "Award Agreements" regarding repricing) as to entitle a holder of an award under the 2004 Plan to receive upon exercise, for the same aggregate cash consideration, the equivalent total number and class or series of our Common Stock the holder would have received had the holder of such award exercised in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of our Common Stock then reserved to be issued under the 2004 Plan shall be adjusted.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        Change in Control.    If a Corporate Change (such as a merger in which the Company is not the surviving entity, a sale of all or substantially all of the Company's assets, the dissolution of the Company or another corporate transaction as defined in the Internal Revenue Code) occurs while unexercised awards remain outstanding under the 2004 Plan, then, except as otherwise provided in an award agreement or other agreement between the holder of the award and the Company, or as a result of the Plan Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Plan Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders of awards granted under the 2004 Plan and which may vary among awards held by any individual holder of an award granted under the 2004 Plan:

        (1)   accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised and all rights of holders of awards thereunder shall terminate;

        (2)   require the mandatory surrender to the Company by all or selected holders of awards granted under the 2004 Plan of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Plan Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such award for such shares;

        (3)   with respect to all or selected holders of awards granted under the 2004 Plan, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding awards under the 2004 Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of our Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all our Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

        (4)   provide that the number and class or series of our Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of our Common Stock or other securities or property (including, without limitation, cash) to which the holder of such award would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder of such award had been the holder of record of the number of shares of our Common Stock then covered by such award; or

        (5)   make such adjustments to awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

        If the Plan Committee chooses to effect one or more of the alternatives set out in paragraphs (3), (4) or (5) above, it may, in its sole and absolute discretion and without the consent or approval of any holder of an award granted under the 2004 Plan, accelerate the time at which some or all awards then outstanding may be exercised. With respect to a reincorporation merger in which holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of the alternatives set forth above shall apply and, without Plan Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company. In the event of changes in our outstanding Common Stock by

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Plan Committee in its sole and absolute discretion as to the number and price of our Common Stock or other consideration subject to such award. In the event of any such change in our outstanding Common Stock, the aggregate number of shares of our Common Stock available under the 2004 Plan may be appropriately adjusted by the Plan Committee.

        After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an award granted under the 2004 Plan shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of our Common Stock were adjusted under the terms of the agreement of merger or consolidation.

        Award Agreements.    Each award shall be embodied in a written award agreement that shall be subject to the terms and conditions of the 2004 Plan. The award agreement may specify the effect of a Change in Control of the Company on the award. The award agreement may contain any other provisions that the Plan Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the 2004 Plan. Except as described above under "Change in Control", the Plan Committee may not directly or indirectly lower the exercise price of a previously granted option or the grant price of a previously granted SAR or otherwise pay consideration to repurchase, cancel or revoke such award; provided that such prohibition shall not apply to shares of our Common Stock withheld to pay the option price of any option or to pay the withholding tax arising from the exercise of any option or SAR.

        Restrictions on Stock Received.    The Plan Committee may impose such conditions and/or restrictions on any shares of our Common Stock issued pursuant to an award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder of an award granted under the 2004 Plan hold the shares of our Common Stock for a specified period of time.

        Amendment and Termination.    The Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2004 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2004 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the holder holding such award. Without the prior approval of our shareholders and except as described above under "Change in Control", the Plan Committee shall not directly or indirectly lower the option price of a previously granted option or the grant price of a previously granted SAR issued under the 2004 Plan or otherwise pay consideration to repurchase, cancel or revoke such award (provided that such prohibition shall not apply to shares of our Common Stock withheld to pay the option price of any option or to pay the withholding tax arising from the exercise of any option or SAR). No amendment of the 2004 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

U.S. Federal Income Tax Consequences of Awards Granted Under the 2004 Plan

        The following is a general description of the U.S. federal income tax consequences generally applicable to the Company and a recipient of an incentive stock option, a nonqualified stock option, a SAR, a restricted stock award, a DSU award, a performance stock award, a performance unit award, a cash-based award or another stock-based award granted under the 2004 Plan.

        Incentive Stock Options.    When the Plan Committee grants an employee an incentive stock option to purchase shares of our Common Stock under the 2004 Plan, the employee will not be required to recognize any U.S. federal taxable income as a result of the grant or as a result of the employee's exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of our Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

        However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction. The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

        Nonqualified Stock Options.    When the Plan Committee grants a nonqualified stock option to purchase shares of our Common Stock under the 2004 Plan, the recipient will not be required to recognize any U.S. federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of our Common Stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

        Stock Appreciation Rights.    The grant of a SAR under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

        Restricted Stock Awards.    The grant of a restricted stock award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant unless the recipient timely makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. If an election under section 83(b) of the Internal Revenue Code has not been made, any dividends received with respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed) generally will be treated as compensation that is taxable as ordinary income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        If the recipient of the restricted stock award makes an election under section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the restricted shares awarded under the restricted stock award, the recipient will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the recipient will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, a loss can only be recognized up to the amount the individual paid, if any, for the shares of Common Stock.

        Deferred Stock Unit Awards.    The grant of a DSU award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a DSU award vests the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of our Common Stock at the time the DSU is settled.

        Performance Stock and Performance Unit Awards.    Performance stock awards granted under the 2004 Plan generally have the same tax consequences as restricted stock awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under the 2004 Plan generally will not realize U.S. federal taxable income at the time of grant of the award, and the Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

        Cash-Based Awards and Other Stock-Based Awards.    The grant of a cash-based award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a cash-based award is settled in cash, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the amount of cash received by the recipient of the award at the time the cash-based award is settled. Other stock-based awards granted under the 2004 Plan generally have the same tax consequences as DSU awards.

        Compensation Deduction Limitation.    Under section 162(m) of the Internal Revenue Code, the Company's federal income tax deductions for certain compensation paid to designated executives is limited to $1.0 million per year. These executives include the Company's Chief Executive Officer and the next three highest compensated officers (other than the Company's Chief Financial Officer). Section 162(m) of the Internal Revenue Code provides an exception to this limitation for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Company believes that nonqualified stock options to purchase shares of our Common Stock, SARs, and performance based awards granted under the 2004 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

        Compliance with Section 409A.    Awards granted under the 2004 Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Internal Revenue Code and the Department of Treasury rules and regulations issued thereunder (collectively, "Section 409A"). If the Plan Committee determines that an award granted under the 2004 Plan, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the 2004 Plan would, if undertaken, cause a holder of an award to become subject to additional taxes under Section 409A, then unless the Plan Committee specifically provides otherwise, such award, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the 2004 Plan and/or award agreement for the award will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Plan Committee, in each case without the consent of or notice to the holder

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

of the award. The period of exercisability of an option or a SAR shall not be extended to the extent that such extension would subject holder of that option or SAR to additional taxes under Section 409A.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 2004 PLAN TO EXTEND THE PLAN'S TERMINATION DATE FROM MARCH 29, 2014 TO MARCH 29, 2024.

EQUITY PLAN COMPENSATION INFORMATION

        The following table sets forth certain equity compensation plan information for the Company as of February 2, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)		Weighted- Average Exercise Price of Outstanding Options (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in column (a)) (c)
Equity Compensation Plans Approved by Security Holders	1,404,643		$26.05	2,117,822	(4)
Equity Compensation Plans Not Approved by Security Holders (1)	91,494		$20.28	—

Total	1,496,137	(2)	$25.54	2,117,822

(1)
The Company adopted the 1998 Key Employee Stock Option Plan (the "1998 Plan") which, as amended, provided for the grant of options to purchase up to 3,150,000 shares of our Common Stock to full-time key employees (excluding executive officers), of which 91,494 shares are to be issued upon the exercise of outstanding options. No awards have been available for grant under the 1998 Plan since February 2008. Options granted under the 1998 Plan must be exercised within ten years from the date of grant. For additional information, see Note 9 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 2, 2013.

(2)
Consists of 1,024,768 shares issuable upon exercise of outstanding stock options and 471,369 shares issuable upon conversion of outstanding DSUs.

(3)
Calculated based upon outstanding stock options to purchase shares of our Common Stock.

(4)
Securities available for future issuance include 2,117,822 shares under the 2004 Plan and 848,477 shares under the Employee Stock Discount Plan. For additional information, see Note 9 and Note 10 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 2, 2013.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

SHAREHOLDER PROPOSAL REGARDING ANNUAL SUSTAINABILITY REPORTING BY THE COMPANY

        Trillium Asset Management, 711 Atlantic Avenue, Boston, Massachusetts 02111, on behalf of Susan Meade, and Walden Asset Management, a division of Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108, have given formal notice that they will introduce a resolution at the Annual Meeting. Ms. Meade held 90 shares of our Common Stock as of December 28, 2012, and Walden Asset Management held 273,280 shares of our Common Stock as of January 3, 2013. The Company is not responsible for such proposal nor the accompanying supporting statement, which provide as follows:

Sustainability Report

WHEREAS:

        Reporting and rigorously managing environmental, social and governance (ESG) business practices make a company more responsive to a global business environment characterized by finite natural resources, changing legislation, and heightened public expectations.

        Reporting helps companies integrate and gain value from existing sustainability efforts, identify gaps and opportunities, and publicize innovative practices.

        The link between strong sustainability management and value creation is increasingly evident. A 2012 review conducted by Deutsche Bank of 100 academic studies, 56 research papers, two literature reviews, and four meta-studies on sustainable investing found 89% of studies demonstrated that companies with high ESG ratings also show market-based outperformance. In addition, 85% of the studies indicated that these companies experience accounting-based outperformance.

        Investors seek disclosure of companies' ESG practices, as reflected in the growth of sustainability-focused investor groups. The Investor Network on Climate Risk supports 100 investors with assets totaling $10 trillion. One thousand signatories to the (UN) Principles for Responsible Investment, representing more than $30 trillion in assets have publicly pledged to incorporate ESG factors into investment decisions and request standardized reporting on ESG issues.

        Corporations recognize the value of sustainability reporting. Evidence of this can be seen in the large increase in the number of reporters in recent years. According to the Governance & Accountability Institute, 19% of S&P 500 companies published at least one sustainability report during the reporting periods 2006 to 2010. Yet by May 2012, more than one-half, or 53% of S&P 500 companies had issued a sustainability report.

        Our company is a leading merchandiser for the corporate and retail apparel markets, operating a central distribution center near the gulf coast, and more than 1000 stores in the U.S. and U.K each averaging 3,000 to 9,700 square feet. Absent disclosures regarding policies and practices aimed at addressing ESG impacts of its operations, investors are limited in their ability to understand related business risks and opportunities.

RESOLVED:

        Shareholders request the Board of Directors issue an annual sustainability report describing The Men's Wearhouse's short-and long-term responses to ESG-related issues. The report should include, where feasible, objective statistical indicators and goals relating to each issue, be prepared at a reasonable cost, omit proprietary information, and be made available to shareholders by December 15, 2013.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Proponent's Supporting Statement

        The report should address relevant policies, metrics and goals on topics such as: greenhouse gas emissions, water and wastewater management, waste minimization, energy efficiency, vendor standards, and other relevant environmental and social impacts. We recommend the Company use the Global Reporting Initiative's (GRI) Sustainability Reporting Guidelines. The GRI is an international organization developed with representatives from business, environmental, human rights and labor communities. The Guidelines provide a flexible reporting system that allows the omission of content irrelevant to company operations.

The Company's Statement in Opposition

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

        The Company and those who work for it strive every day to provide world-class service to our customers and to each other. This vision of world-class service is the foundation of our business and has roots in the view of George Zimmer, as founder, that a great enterprise is good to all of its stakeholders – employees, customers, vendors, the communities we work in and our shareholders. Therefore, the Company has a long history of dedication to good corporate citizenship and social responsibility – environmental, social, charitable and otherwise. In addition, the Board recognizes the importance, as both an ethical and business responsibility, of addressing the environmental and social impact of the Company's business. The "Corporate Responsibility" section of our website at www.menswearhouse.com provides information about our ESG efforts, organized around the following subjects: Creating a Better Workplace, Building a Better Community and Working Toward a Better Environment. We invite you to visit our website to learn more about what the Company is doing to help sustain our workplace, our community and our environment.

        While we recognize the importance of environmental, social and governance considerations, and while we strive to conduct our business in a socially responsible manner, we do not believe that preparing and maintaining a sustainability report as proposed would provide sufficiently meaningful benefit to management or provide sufficiently useful additional information to our shareholders and investors to justify its cost. The Company and our Board of Directors take the issues raised very seriously, but believe that conducting a special review of environmental, social and governance practices for the purpose of preparing an additional report to shareholders would not be a prudent use of our human and financial resources, nor are such expenditures in the best interest of our shareholders. The recommended Sustainability Reporting Guidelines published by the Global Reporting Initiative are complex and voluminous (over 45 pages in length, over 190 pages including appendices) and appear to be generally more appropriate for global companies with significant global environmental footprints; therefore, the Company does not see the benefit of relying on these guidelines given the nature of the Company's business. A report prepared in accordance with these guidelines would require detailed scientific and technical analyses and most likely require the employment of consultants with specialized expertise, diverting financial resources and personnel from the Company's business and operations without, in our opinion, providing any meaningful or demonstrable benefit to our stakeholders.

        The Board believes that the Company's proxy statement, other public filings, news releases and our website already provide a comprehensive, wide-ranging and transparent report on our environmental, social and governance business practices. The requested report will provide no meaningful additional environmental, social or governance benefits beyond our current policies, practices and initiatives, and no meaningful additional benefit to our shareholders, employees or the communities in which we operate. We believe our time, efforts and finances would be better used in the continuation of our existing policies and initiatives.

        FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" APPROVAL OF THE PROPOSAL REGARDING ANNUAL SUSTAINABILITY REPORTING BY THE COMPANY.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of the Record Date (except as noted below), with respect to the beneficial ownership of our Common Stock by (i) each director, (ii) each nominee for director, (iii) each Named Executive Officer listed in the Summary Compensation Table below, (iv) each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and (v) all of our executive officers and directors as a group. Unless otherwise indicated, each person has sole voting power and dispositive power with respect to the shares attributed to him or her.

Name	Number Of Shares		% of Outstanding Shares
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	4,267,367	(1)	8.4
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,765,399	(2)	5.4
Piper Jaffray Companies 800 Nicollet Mall, Suite 800 Minneapolis, Minnesota 55402	2,682,871	(3)	5.3
George Zimmer	1,771,625	(4)(5)(6)	3.5
David H. Edwab	79,339	(7)	*
Douglas S. Ewert	172,493	(8)	*
Rinaldo S. Brutoco	28,924	(9)	*
Michael L. Ray, Ph.D.	21,722	(10)(11)	*
Sheldon I. Stein	38,998	(12)	*
Deepak Chopra, M.D.	24,998	(13)	*
William B. Sechrest	26,451	(13)(14)	*
Grace Nichols	10,973	(15)	*
Allen I. Questrom	—		*
Diana M. Wilson	46,208	(16)	*
Charles Bresler, Ph.D.	11,160	(17)	*
Scott Norris	42,346	(18)	*
All executive officers and directors as a group (22 Persons)	1,199,931	(6)(10) (14)(19)(20) (21)(22)(23) (24)(25)(26)	2.4

*
Less than 1.0%
(1)
Based on a Schedule 13G filed on February 1, 2013.
(2)
Based on a Schedule 13G filed on February 13, 2013. The Vanguard Group ("Vanguard") has sole voting power with respect to 76,468 of these shares, neither sole nor shared with respect to the remainder of these shares, shared dispositive power with respect to 2,691,731 of these shares and shared dispositive power with respect to the remainder of these shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 73,668 of these shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 2,800 of these shares as a result of its serving as investment manager of Australian investment offerings.
(3)
Based on a Schedule 13G filed on February 14, 2013, Advisory Research, Inc. ("ARI"), 180 N. Stetson, Chicago, IL 60601, a wholly-owned subsidiary of Piper Jaffray Companies and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of these shares of our

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  Common Stock as a result of acting as investment adviser to various clients. Piper Jaffray Companies may be deemed to be the beneficial owner of these shares through control of ARI. However, Piper Jaffray Companies disclaims beneficial ownership of such shares.

(4)
Based on a Form 4 filed on April 4, 2013. Includes 1,630,395 shares and 68,259 shares, respectively, held by George Zimmer in his capacity as trustee for The George Zimmer 1988 Living Trust and The Zimmer Children's 2010 Remainder Trust.
(5)
Includes 72,971 shares allocated to the account of Mr. Zimmer under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(6)
Excludes 16,129 shares held by The Zimmer Family Foundation with respect to which such person has shared voting and dispositive power but with regard to which such person disclaims beneficial ownership.
(7)
Includes 58,080 restricted shares, 2,605 shares held by Mr. Edwab in his IRA account and 200 shares owned by Mr. Edwab's children.
(8)
Includes 99,261 shares that may be acquired within 60 days upon the exercise of stock options or the vesting of DSUs and 8,641 shares allocated to the account of Mr. Ewert under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(9)
Includes 3,285 restricted shares and 6,000 shares that may be acquired within 60 days upon the exercise of stock options.
(10)
Includes 15,437 shares held by Michael Ray in his capacity as trustee for the Michael L. Ray and Sarah C. Ray 1998 Revocable Trust.
(11)
Includes 3,285 restricted shares and 3,000 shares that may be acquired within 60 days upon the exercise of stock options.
(12)
Includes 3,285 restricted shares and 4,500 shares that may be acquired within 60 days upon the exercise of stock options.
(13)
Includes 3,285 restricted shares and 7,500 shares that may be acquired within 60 days upon the exercise of stock options.
(14)
Mr. Sechrest's shares (other than the 7,500 shares that may be acquired within 60 days upon the exercise of stock options) are held along with substantial other assets in a general brokerage account which provides for margin loans from time to time and is subject to outstanding margin loans currently.
(15)
Includes 3,285 restricted shares.
(16)
Includes 32,750 shares that may be acquired within 60 days upon the exercise of stock options and 4,370 shares allocated to the account of Ms. Wilson under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(17)
Includes 247 shares allocated to the account of Mr. Bresler under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(18)
Includes 34,764 shares that may be acquired within 60 days upon the exercise of stock options and 423 shares allocated to the account of Mr. Norris under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(19)
Excludes 15,689 shares held by Neill Davis, of which 200 shares are owned by Mr. Davis's children. Mr. Davis resigned from the Company effective as of August 2, 2012 to become President of Francesca's Holdings Corporation.
(20)
Includes an aggregate of 340,504 shares that may be acquired within 60 days upon the exercise of stock options or the vesting of DSUs.
(21)
Includes 89,444 shares allocated to the 401(k) Savings Plan accounts of certain of our executive officers. The 401(k) Savings Plan provides that participants have voting and investment power over these shares.
(22)
Includes 1,100 shares held by family members of certain of our executive officers and directors.
(23)
Includes 55,345 shares held by certain of our executive officers in their IRA accounts.
(24)
Includes an aggregate of 77,790 restricted shares.
(25)
Includes 954 shares allocated to the Employee Stock Discount Plan accounts of certain of our executive officers. The Employee Stock Discount Plan provides that participants have voting and investment power over these shares.
(26)
Excludes 1,771,625 shares beneficially owned by George Zimmer. Mr. Zimmer ceased to be Executive Chairman of the Company effective on June 18, 2013 and resigned from the Board on June 24, 2013.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

EXECUTIVE OFFICERS

        The following table lists the name, age, current position and period of service with the Company of each executive officer. Each officer will hold office until his or her successor shall have been elected and qualified.

Name	Age	Position with the Company	Executive Officer Since
David H. Edwab	58	Vice Chairman of the Board	1991
Douglas S. Ewert	50	President and Chief Executive Officer	2000
Mary Beth Blake	46	Executive Vice President and Chief Merchandising Officer	2012
Jamie Bragg	43	Executive Vice President – Distribution	2012
Charles Bresler, Ph.D.	64	Executive Vice President	1993
Gary G. Ckodre	63	Executive Vice President and Chief Compliance Officer	1992
Kelly M. Dilts	44	Senior Vice President – Chief Accounting Officer and Principal Accounting Officer	2012
Jon W. Kimmins	55	Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	2013
Susan G. Neal	48	Executive Vice President – Marketing, E-Commerce and Digital Technology	2012
Mark Neutze	50	Executive Vice President – Store Operations	2012
Scott Norris	50	Executive Vice President – Merchandising	2012
William C. Silveira	54	Executive Vice President – Manufacturing	2006
Carole L. Souvenir	52	Chief Legal Officer and Executive Vice President – Employee Relations	2006
Diana M. Wilson	65	Executive Vice President – Finance & Accounting	2003
James E. Zimmer	61	Senior Vice President – Merchandising	1975

        See the discussion under "Election of Directors" for the business experience of Messrs. Edwab and Ewert.

        Mary Beth Blake joined the Company in May 2008 as Chief Merchandising Officer of K&G Men's Company Inc., a wholly-owned subsidiary of the Company. In November 2008, Ms. Blake was named President of K&G. In February 2013, Ms. Blake was named Executive Vice President – Business Development of the Company and, in April 2013, her title was changed to Executive Vice President and Chief Merchandising Officer.

        Jamie Bragg joined the Company in June 1991. In October 2005, Mr. Bragg was named Vice President – Distribution. In April 2007, Mr. Bragg was named Senior Vice President – Tuxedo Distribution and, in March 2011, Mr. Bragg was named Executive Vice President – Distribution.

        Charles Bresler, Ph.D. joined the Company in 1993. From 1993 to 1998, he served as Senior Vice President – Human Development. In February 1998, he was named Executive Vice President. In March 2003, he was renamed Executive Vice President – Stores, Marketing and Human Development. In January 2005, he was named President of the Company. On January 26, 2008, he was named Executive Vice President – Marketing and Human Resources. In March 2011, his title was changed to Executive Vice President.

        Gary G. Ckodre joined the Company in 1992. In February 1997, he was named Vice President – Finance and Principal Financial and Accounting Officer and, in March 2001, he was named Senior Vice President and Principal Accounting Officer. In March 2003, he was named Senior Vice President – Finance. In March 2004, he was named Senior Vice President – Chief Compliance Officer. On April 1, 2008, he was named Executive Vice President – Distribution, Logistics, Tuxedo Operations and Chief

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Compliance Officer. In March 2011, his title was changed to Executive Vice President and Chief Compliance Officer.

        Kelly M. Dilts joined the Company in February 1998 as Assistant Controller and has been co-leader of the Company's financial strategies group for the past ten years. Effective as of August 1, 2012, Ms. Dilts was named Senior Vice President – Chief Accounting Officer and Principal Accounting Officer of the Company.

        Jon W. Kimmins joined the Company in April 2013 as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer. Mr. Kimmins served as the Executive Vice President – Finance and Operations of LF-USA, Inc., a division of Li & Fung Limited, a wholesaler of apparel, footwear and fashion accessories, since April 2008.

        Susan G. Neal joined the Company in September 2010 as Senior Vice President, E-commerce and Digital Strategies. In September 2011, Ms. Neal was named Executive Vice President – Marketing, E-Commerce and Digital Technology. Prior to joining the Company, Ms. Neal was the Vice President, E-Commerce and Business Development at The Gymboree Corporation from July 1994 to April 2008.

        Mark Neutze joined the Company in May 1995. In March 2004, Mr. Neutze was named Vice President – Stores. In April 2007, Mr. Neutze was named Senior Vice President – Stores. In March 2010, Mr. Neutze was named Executive Vice President – U.S. Store Operations and, in 2011, he was named Executive Vice President – Store Operations.

        Scott Norris joined the Company in November 1995. In March 2005, Mr. Norris was named Vice President and General Merchandise Manager. In April 2006, Mr. Norris was named Senior Vice President and General Merchandise Manager. In March 2011, Mr. Norris was named Executive Vice President – Merchandising.

        William C. Silveira joined the Company in July 1997 as Director – Manufacturing. In March 2000, he was named Vice President – Manufacturing. In March 2001, he was named Senior Vice President – Manufacturing and, in March 2005, he was named Executive Vice President – Manufacturing.

        Carole L. Souvenir joined the Company in April 1998 as Vice President – Employee Relations. In March 2002, she was named Senior Vice President – Employee Relations. In August 2006, she was promoted to Chief Legal Officer and Executive Vice President – Employee Relations.

        Diana M. Wilson joined the Company in March 1999 as Corporate Controller. In March 2001, she was named Vice President and Corporate Controller and, in March 2002, she was named Vice President – Finance. In March 2003, she was named Vice President – Principal Accounting Officer. In March 2005, she was named Senior Vice President – Principal Accounting Officer. In April 2006, her title was changed to Senior Vice President – Chief Accounting Officer and Principal Accounting Officer. In June 2012, she was named Executive Vice President – Chief Accounting Officer and Principal Accounting Officer and, effective as of August 1, 2012, she was named Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer of the Company. As of April 4, 2013, Ms. Wilson's title changed to Executive Vice President – Finance & Accounting.

        James E. Zimmer has served as Senior Vice President – Merchandising since 1975. James Zimmer served as a director of the Company until June 2002 when he chose not to seek re-election.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Fiscal 2012 Financial Performance

        As described in Management's Discussion and Analysis in our Annual Report on Form 10-K for our fiscal year ended February 2, 2013, the fiscal year proved to be a good year for the Company and its stakeholders despite the continuing difficult economic environment, and a particularly difficult fourth quarter for retailers. In fiscal 2012:

  •
  revenues grew 4.4% for the year to $2.488 billion;

  •
  net earnings attributable to common shareholders increased over the prior year by 9.2% to $131.7 million;

  •
  diluted earnings per share attributable to common shareholders increased over the prior year by 10.9% to $2.55;

  •
  gross margin increased by 5.6% over the prior year to $1.108 billion;

  •
  our Board of Directors declared an aggregate of $0.72 per share in dividends to shareholders;

  •
  we repurchased 1.1 million shares of our Common Stock at a cost of approximately $41.3 million; and

  •
  in January 2013, we were named once again by FORTUNE® magazine as one of the 100 Best Companies to Work for In America and increased our rank to #50 on the list, demonstrating management's continued commitment to the Company's corporate culture in addition to its financial performance.

        Despite our positive performance and growth in fiscal 2012, as a result of the market conditions in place at the end of our fourth quarter, our stock price of $29.19 on the last trading day of fiscal 2012 represented a 15.5% decrease over the $34.54 per share on the last trading day of fiscal 2011. On March 14, 2013, after announcement of our year end results, the closing price was $34.62. Over the same period, the total compensation received by Mr. Ewert, our President and Chief Executive Officer, as reported in the Summary Compensation Table, was $2,094,570 as compared to total compensation of $5,355,481 in fiscal 2011, a decrease of 60.9%.

Significant Compensation Decisions for 2012

        During fiscal 2012, the Company continued the transition from a Chief Executive Officer who was also the Company's founder and a large shareholder of the Company to a non-founder Chief Executive Officer. As a result, the Compensation Committee is focusing more on competitive compensation analysis and continues to work with Towers Watson & Co., a nationally recognized compensation consulting firm, to advise it with respect to competitive compensation arrangements. Towers Watson provided the Compensation Committee with data with respect to fifteen other apparel retail companies selected by Towers Watson (Abercrombie & Fitch Co.; Aeropostale, Inc.; American Eagle Outfitters, Inc.; ANN INC.; Ascena Retail Group, Inc.; Chico's FAS Inc.; DSW Inc.; Express, Inc.; Genesco Inc.; Guess? Inc.; Jos. A Bank Clothiers, Inc.; The Buckle Inc.; The Cato Corporation; The Children's Place Retail Stores, Inc.; and The Finish Line, Inc.). While the Compensation Committee considered this data in addition to other information when determining what would be appropriate compensation for a chief executive officer of the Company, it did not target Mr. Ewert's compensation to any specific benchmark against a peer group. As a result, subsequent to the end of fiscal 2012, the Compensation Committee has

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

made adjustments to Mr. Ewert's compensation for fiscal 2013 in order to reflect the competitive market for talent such as Mr. Ewert. For 2013, Mr. Ewert will receive a base salary of $1,250,000, a maximum potential annual bonus payout under our non-equity incentive bonus program of up to $1,250,000 (with no guaranteed bonus), and DSU grants having a fair market value at grant equal to $2,000,000, which will vest over three years and $1,250,000 of which will also be subject to performance requirements tied to growth in EBIT (as defined in his award agreement) in relation to sales over the vesting period.

2013 CEO Annual Compensation

2012 Advisory Vote on Executive Compensation

        At our 2012 annual meeting of shareholders, in response to the advisory vote to approve executive compensation, more than 98% of the votes cast were in favor of our Named Executive Officer (as defined on page 41) compensation as disclosed in this proxy statement and, as a result, the Named Executive Officer compensation was approved. We value this positive endorsement by our shareholders of our executive compensation policies.

        Compensation arrangements for each fiscal year are generally considered by the Compensation Committee over a 90-day period following our fiscal year end and implemented immediately thereafter. Therefore, the Compensation Committee had not yet received the results of the 2012 advisory vote by shareholders when determining the executive compensation for 2012 set out in this proxy statement. However, the Board of Directors and the Compensation Committee will consider shareholder feedback in making compensation determinations for fiscal years which occur after the receipt of such feedback; for example, the Compensation Committee considered the results of the 2011 advisory vote on executive compensation received in June 2011 when it considered the executive compensation for 2012 set out in this proxy statement and it then considered the results of the 2012 advisory vote on executive compensation received in June 2012 when it considered executive compensation for fiscal 2013. The Compensation Committee continues to believe that our programs are effectively designed, instrumental to achieving our business strategy, consistent with our corporate culture, and aligned with the interests of our shareholders.

        In addition, consistent with the preference expressed by our shareholders at the 2011 annual meeting of shareholders, our Board of Directors has decided that we will include a vote to approve, on an advisory basis, our executive compensation in our proxy materials every year until the next required advisory vote to approve the frequency of an advisory vote on executive compensation, which will occur no later than our annual meeting of shareholders to be held in 2017.

        Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent that there is any significant vote against the compensation of our Named Executive Officers as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

        Our Board of Directors unanimously recommends that you vote "FOR" the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement. For more information, see "Approval, On An Advisory Basis, of Executive Compensation" on page 60 of this proxy statement.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Our Compensation Philosophy

What Our Compensation is Designed to Reward

        Our compensation program is designed to reward teamwork and each individual's contribution to the Company as well as to produce positive long-term results for our shareholders and employees by aligning compensation with the Company's business strategies and the creation of long-term shareholder value. Accordingly, a significant portion of each executive's compensation is performance-based.

Objectives of Compensation Program

        The primary objective of our compensation program, including our executive compensation program, is to retain and motivate qualified employees who are enthusiastic about and committed to our culture and mission. In doing so, we design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executives who appreciate and are committed to our culture. Promotion from within is a key principle at the Company and a majority of our executive officers have reached their current career positions through an average career development tenure in excess of 15 years with us. The same general compensation philosophy is applied to all levels of exempt employees, including executive officers.

        Executive officers generally receive the same benefits as other employees. Any differences are generally due to position, seniority, or local requirements. In line with this philosophy, executive officers generally receive minimal perquisites.

        Each executive's current and prior compensation is considered in setting future compensation and consideration is given to the vesting and value of previously granted equity awards. As a result, the composition of our Named Executive Officer group often varies from year to year based upon the equity awards granted in any given year. In addition, the Chief Executive Officer focuses on relative compensation throughout the organization.

Elements of Compensation

        The following table describes the primary elements of our executive compensation program:

Compensation Element	Purpose	Link to Performance	Fixed or Performance- Based	Short- or Long-Term
Base Salary	Provides an appropriate level of fixed compensation to attract and retain leaders	Based on individual performance	Fixed	Short-Term
Annual Cash Bonus	Encourages executives to achieve annual results that create shareholder value	Linked to annual achievement of predetermined Company objectives – i.e., for 2012, sales and earnings per share targets – as well as individual performance	Performance-Based	Short-Term
Equity Awards (including non-qualified stock options, restricted stock awards, and DSUs, or a combination thereof)

•

Directly links executives' and shareholders' interests by tying long-term incentives to stock appreciation and/or the Company's financial performance

•

Encourages executives to achieve long-term business goals and objectives (including achieving financial performance that balances growth, profitability, and asset management)

•

Rewards management for taking prudent actions and achieving results that create shareholder value

•

Helps to retain management through business cycles

		Initial grant value is linked to individual performance; however, the ultimate value of the award is linked to stock price performance over a period of time or, in the case of performance-based DSUs, the Company's financial performance and stock price performance over a period of time	Performance-Based	Long-Term

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Base Salaries

        Level of responsibility and experience, Company performance, competitive market conditions, retention concerns and individual performance are all factored into the determination of base salary. In addition, when making base salary recommendations, the Chief Executive Officer considers his base salary level and the level of all other executives' base salaries relative to compensation throughout the organization.

Performance-Based Annual Cash Bonuses

        To align executive pay with our annual performance, our executives are eligible to receive annual cash bonuses pursuant to a non-equity incentive program. Each year, our executives are eligible for a maximum cash bonus payout. For 2012, the program established a set of three metrics for each executive. The two financial metrics were predetermined sales targets and earnings per share targets. The non-financial metric consisted of a qualitative assessment of the executive's performance. Each metric carried equal weight and accounted for one-third of the maximum possible payout. Two different thresholds existed for each of the three metrics: good and excellent. An executive would receive one-sixth of the maximum possible payout if the "good" threshold of a particular metric is achieved and would receive the entire one-third of the maximum possible payout if the "excellent" threshold of a particular metric is achieved. The maximum annual bonus payout possible for a Named Executive Officer under our non-equity performance program varies by individual, with a highest possible payout of $600,000 for fiscal 2012. The qualitative assessment of each Named Executive Officer's individual performance is made by the Compensation Committee and is based primarily on the views and recommendations of the Chief Executive Officer in the case of the Named Executive Officers other than himself.

        Threshold levels for "good" financial metrics are based on performance objectives that the Chief Executive Officer recommends and the Compensation Committee approves at the beginning of a year and take into consideration the Company's operating and growth plans for the coming year, excluding the effects of asset impairments, restructurings, discontinued operations, extraordinary items, acquisitions, divestitures, and other unusual or non-recurring items. The "excellent" threshold levels are typically representative of a substantial increase over the "good" threshold and, in most years, these thresholds are typically not achieved. For fiscal 2012, the good and excellent sales targets were $2.495 billion and $2.562 billion, respectively, and the earnings per share targets were $2.75 and $3.00, respectively, which represent an average increase of approximately 14% over the 2011 targets. The Compensation Committee reviews and approves the financial threshold targets and believes that these financial targets reflect performance that will lead to long-term preservation of shareholder value in an economic downturn and increased value during economic upturns and do not encourage our executive officers to take unnecessary and excessive risks. We do not believe that disclosure of our 2013 performance targets is relevant to an understanding of compensation for our 2012 fiscal year.

        The Company had been on course through the first three quarters to substantially exceed the sales and income targets for fiscal 2012, but due to the difficult macroeconomic and political events, and to a lesser extent weather events, that occurred in the fourth quarter, the Company did not achieve either the good or excellent targets for either sales or earnings per share. Because the failure to meet these targets was the result of the sharp downturn in the fourth quarter and not, in the belief of the Compensation Committee, the underperformance by management, in general, good level bonuses were paid for the non-financial metric based on individual contributions to the Company's financial results, except that (i) Ms. Wilson received an excellent level bonus due to her performance in her role as Interim Chief Financial Officer and (ii) Mr. Norris received an excellent level bonus in recognition of his outstanding merchandise management and results. In addition, due to the contractual minimum bonus to be paid to Mr. Ewert, his total bonus payout was $400,000. In recognition of the efforts and success of management through a very difficult fourth quarter, at the request and recommendation of the Chief Executive Officer, the Compensation Committee granted and approved a special cash bonus to be paid to each executive

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

officer, including the Named Executive Officers other than Mr. Ewert, in amounts equal to approximately 1/6th of each of their maximum annual cash bonus opportunities. The maximum average annual cash bonus compensation, as a percentage of base salary, for fiscal 2012 was 49% and the actual payout was 23% for all executive officers who participate in the program, including the Named Executive Officers. For comparison purposes, for fiscal 2011, the maximum average annual cash bonus compensation, as a percentage of base salary, was 53% for all executive officers, including the Named Executive Officers, and the actual payout for all participating executive officers was 53%.

Equity Awards

        We generally grant stock options and DSUs or a combination thereof, to our executive officers.

Stock Options

        In March 2012, Doug Ewert and Neill Davis were awarded grants of nonqualified stock options covering 29,053 and 23,242 shares, respectively. The stock options granted to Mr. Davis were subsequently cancelled in August 2012 upon the termination of his employment with the Company.

        Nonqualified stock options provide executives with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of future market prices. Since a stock option becomes valuable only if the holder of the option remains employed during the period required for the option to "vest," stock options provide an incentive for an option holder to remain employed by us. In addition, since a stock option becomes valuable only if our Common Stock price increases above exercise price, stock options link a portion of the employee's compensation to shareholders' interests by providing an incentive to make decisions designed to achieve long-term business goals and objectives and thereby maximize the market price of our stock.

Deferred Stock Units

        In March 2012, awards of 12,460, 5,358, 9,968, 14,951 and 9,968 DSUs were granted to Doug Ewert, Diana Wilson, Neill Davis, Charlie Bresler, and James Zimmer, respectively. The DSUs granted to Mr. Davis were subsequently cancelled in August 2012 upon the termination of his employment with the Company. In connection with her promotion to Interim Chief Financial Officer of the Company, an additional award of 12,000 DSUs was granted to Diana Wilson on August 1, 2012.

        DSUs are intended to retain executives through vesting periods. A DSU is a commitment by us to issue a share of our Common Stock for each DSU at the time the restrictions in the award agreement lapse. In addition, our award agreements historically have provided for dividend equivalents to be paid on the DSUs if and to the extent paid to our shareholders. However, beginning with DSU awards made on or after April 3, 2013, dividend equivalents will be credited to a DSU when dividends are paid to our shareholders, but will not be paid out unless and until the underlying DSU award vests. DSUs are generally forfeited upon termination of employment with us if the restrictions outlined in the awards are not met. Also, beginning in April 2013, performance-based DSU awards were granted to certain of the Company's executive officers, including Named Executive Officers, which directly tie the vesting of such awards to the Company's financial performance (based on increases in the Company's consolidated earnings before interest and taxes, stated as a percentage of the Company's consolidated sales) over the three-year vesting period of such awards. Vested shares are fully owned. The Compensation Committee has adopted a policy that DSUs granted to Named Executive Officers after April 2012 may not vest more quickly than on a pro-rata basis over three years except in unusual circumstances such as a person nearing retirement age.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Benefits

        We offer a variety of health and welfare and retirement programs to all eligible employees. Executives are generally eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance, and accidental death and disability.

        We maintain a defined contribution plan pursuant to the provisions of Section 401(k) of the Internal Revenue Code. The plan covers all full-time employees who meet age and service requirements. The plan provides for pre-tax, elective employee contributions with a matching contribution from us.

Perquisites

Life Insurance Agreement

        As discussed below in this proxy statement, we entered into an insurance agreement with George Zimmer pursuant to which we own and pay the premiums on a $4,000,000 policy on Mr. Zimmer's life but have granted him the right to designate the beneficiaries of the proceeds of the policy, subject to our first being paid the greater of the total amount of the premiums we paid on this policy or the cash value of the policy. As a result of his rights with respect to the policy, George Zimmer had imputed taxable income of $32,478 in 2012. Effective for fiscal 2012, we have discontinued reimbursing Mr. Zimmer for the taxes associated with such imputed income.

Airplane Use

        George Zimmer was provided with the benefit of using our aircraft for personal air transportation from time to time. In approving Mr. Zimmer's total compensation package, the Compensation Committee considered the benefit to Mr. Zimmer of his airplane use. The Company did not reimburse Mr. Zimmer for taxes he owed on imputed income resulting from use of the aircraft.

License Agreement

        Pursuant to the terms of a License Agreement between George Zimmer and the Company, we have the right to use George Zimmer's likeness, which is a registered trademark owned by him, in connection with our advertising and marketing. The annual license fee was $10,000 when Mr. Zimmer was an employee of the Company; however, subsequent to Mr. Zimmer's termination, we are required to pay Mr. Zimmer $250,000 per year for four years for the continued license. Thereafter, we will have the option to continue the license on an annual basis for $250,000 per year.

Determination of Compensation

Administration

        The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. No Compensation Committee member participates in any of our employee compensation programs, other than our equity incentive plans, and, certain Compensation Committee members receive health insurance benefits through the Company. The Compensation Committee (i) reviews and approves annual compensation for officers whose annual base salary plus maximum payout under our annual non-equity cash incentive program is equal to or in excess of $500,000, (ii) reviews the compensation program for all other senior officers as presented to the Compensation Committee by the Chief Executive Officer, and (iii) reviews and approves the annual awards under equity incentive plans to all employees as recommended to the Compensation Committee by management. Recommendations for the executive officers, including the Named Executive Officers, are made by the President and Chief Executive Officer.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Relative Size of Major Compensation Elements

        In setting Named Executive Officer compensation, the Compensation Committee considers the aggregate compensation payable to the executive and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. Except for Messrs. Edwab, Ewert and Kimmins (and formerly Mr. Davis) whose equity awards are subject to minimum requirements pursuant to the terms of their respective employment agreements, the number of shares granted under equity awards to each executive is made on a discretionary basis, rather than formulaically, by taking into consideration the executive's position, responsibilities, accomplishments, achievements, and tenure with the Company. The Compensation Committee may decide, as appropriate, to modify the mix of base salary, annual awards, and long-term awards to best fit a Named Executive Officer's specific circumstances.

Timing of Compensation Decisions

        All elements of executive officer compensation are reviewed and approved on an established schedule, which may vary from year to year, but generally occurs over a 90-day period following our fiscal year end and after a review of financial, operating, and personal objectives with respect to the prior year's results. By way of example, after the end of fiscal 2012, the Compensation Committee reviewed results and management recommendations and approved base compensation and annual non-equity incentive bonus in February 2013 and equity awards in April 2013. The Compensation Committee may, however, review salaries or equity awards at other times as necessary to address new appointments or promotions or other special circumstances during the year, such as the promotion of Ms. Wilson to Interim Chief Financial Officer while the Company searched for a new Chief Financial Officer to replace Mr. Davis upon his departure from Company to become President of Francesca's Holdings Corporation.

Compensation Consultant

        During 2012, the Compensation Committee continued to engage Towers Watson & Co. to advise it with respect to evaluating the compensation arrangements for Mr. Ewert. Towers Watson reported directly to the Compensation Committee and all services provided by Towers Watson were provided to the Compensation Committee. Towers Watson does not provide any non-executive compensation services to us directly or indirectly through affiliates, nor has Towers Watson provided any services to the Company other than those that were related to its engagement as independent consultant to the Compensation Committee.

        In connection with its engagement of Towers Watson, the Compensation Committee considered various factors bearing upon Towers Watson's independence including, but not limited to, any other services provided by Towers Watson to the Company, the amount of fees received by Towers Watson from the Company as a percentage of Towers Watson's total revenue, Towers Watson's policies and procedures designed to prevent conflicts of interest, any shares of our Common Stock owned by those on the Towers Watson team working on the engagement, and the existence of any business or personal relationship that could impact Towers Watson's independence. After reviewing these and other factors, the Compensation Committee determined that Towers Watson was independent and that its engagement did not present any conflicts of interest. Towers Watson also determined that it was independent from management and confirmed this in a written statement delivered to the Chair of the Compensation Committee.

Impact of Accounting and Tax Treatment

        In recognizing share-based compensation, we follow the provisions of the authoritative guidance regarding share-based awards. This guidance establishes fair value as the measurement objective in accounting for stock awards and requires the application of a fair value based measurement method in

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

accounting for compensation cost, which is recognized over the requisite service period. We use the Black-Scholes option pricing model to estimate the fair value of stock options on the date of grant. The fair value of restricted stock awards and DSUs is determined based on the number of shares granted and the quoted price of our Common Stock on the date of grant. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service period. For grants that are subject to pro-rata vesting over a service period (other than performance based awards), we recognize expense on a straight-line basis over the requisite service period for the entire award.

        Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) that may be deducted by us in any year unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. The Compensation Committee believes that it is generally in the Company's best interests to satisfy the requirements for deductibility under Section 162(m). However, notwithstanding this general policy, the Compensation Committee also believes that there may be circumstances in which the Company's interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m). The Compensation Committee believes that the compensation payable in excess of this amount for the Named Executive Officers will not result in any material loss of tax deductions.

        Section 409A of the Internal Revenue Code provides that deferrals of compensation under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements or exemptions are met. We structure any deferred compensation arrangements to be in compliance with section 409A of the Internal Revenue Code.

Change in Control Agreements

        The Compensation Committee believes that Change in Control arrangements have important characteristics and value, particularly in the current economic environment. For example, executives often look to Change in Control agreements to provide protection for lost professional opportunities in the event of a Change in Control and consequently assign significant value to them. The Compensation Committee believes that our current Change in Control arrangements protect shareholder interests by retaining management should periods of uncertainty arise. Because our Change in Control arrangements are structured to serve the above purpose and because Change in Control agreements represent a contractual obligation of our Company, decisions relating to other elements of compensation have minimal effect on decisions relating to existing Change in Control agreements.

        The Company has entered into Change in Control agreements with each of our executives, including the Named Executive Officers. The benefits payable under these arrangements in certain circumstances are disclosed below on pages 54 through 60. These agreements generally provide that if a Change in Control occurs and we fail to extend the executive's agreement or terminate the executive's employment without cause or if the executive terminates his or her employment for good reason, the executive will receive an amount equal to two times the sum of the executive's base salary plus an amount equal to the maximum annual performance bonus in the fiscal year in which a Change in Control occurs or the immediately preceding fiscal year, whichever is higher, plus basic benefits as more fully described in the Change in Control agreement.

Clawback Provisions

Under Employment Agreements

        As discussed later in this proxy statement, each of Mr. Ewert's, Mr. Bresler's and Mr. Kimmins's employment agreements provide that if it is determined that Mr. Ewert, Mr. Bresler or Mr. Kimmins,

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

respectively, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to him under his employment agreement or (B) cash bonuses paid to him by us on or after the date of his employment agreement, or equity awards granted to him by us that vest, on or after the date of his employment agreement will be forfeited to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such a forfeiture, see the discussion regarding their respective employment agreements under "Employment Agreements" below.

Under Change in Control Agreements

        The Change in Control agreement with each of our executives also contains clawback provisions which provide that in the event that it is determined that an executive, before or after the termination of his or her employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all of such executive's awards (including cash bonuses paid to such executive by us or equity awards that vest after the effective date of the executive's Change in Control agreement) will be forfeited to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such a forfeiture, see the discussion under "Potential Payments Upon Termination or Change in Control – Change in Control Agreements" below.

Executive Officer Equity Ownership

        The Board of Directors has established a guideline for equity ownership by Named Executive Officers. These guidelines are designed to further strengthen and align Company leadership with shareholders' interests and to enhance shareholder value over the long term. Under the guideline, each Named Executive Officer is expected to hold equity interests in the form of Common Stock, restricted stock, or DSUs having an aggregate equity value of at least two and one half times his or her base salary by the later of five years after becoming a Named Executive Officer and April 30, 2016. Failure to achieve the guideline will be taken into consideration by the Compensation Committee in determining compensation for the Named Executive Officer. All of the Named Executive Officers have achieved their required ownership levels, except Messrs. Bresler and Norris, who have until 2018 to meet the required ownership guidelines. In addition, the Compensation Committee has adopted an additional equity ownership requirement for the Chief Executive Officer to require him to hold equity interests in the form of Common Stock, restricted stock or DSUs having an aggregate equity value of at least three times his base salary. Mr. Ewert currently meets this increased ownership requirement.

        The Compensation Committee has also adopted a requirement that award agreements for equity grants to a Named Executive Officer made after April 2012 contain a requirement that if a person is a Named Executive Officer at the time of vesting of his or her restricted stock awards or DSUs or upon exercise of his or her stock options and such person is not then in compliance with the then existing equity ownership guidelines for Named Executive Officers described in the previous paragraph, then 50% of the vested or acquired shares must be retained until the person meets the equity ownership guidelines. Further, pursuant to the Company's insider trading policies our directors, officers and employees are prohibited from hedging equity positions in our Common Stock arising from equity compensation awards.

Pension Plans and Retirement Plans

        We do not maintain defined benefit pension plans or supplemental executive retirement plans nor do we have any defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid in respect of our fiscal year ended February 2, 2013 to each individual who served as our Chief Executive Officer or Chief Financial Officer during the year as well as the next three most highly compensated executive officers (collectively, the "Named Executive Officers"):

Name and Principal Position (1)	Year	Salary ($)(2)		Bonus ($)		Stock Awards ($)(3)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Douglas S. Ewert President and Chief Executive Officer	2012 2011 2010	616,635 588,558 505,770		300,000 — —	(6)	500,020 3,629,986 302,250		499,973 500,001 —		100,000 600,000 175,000	— — —	77,942 36,936 12,789	(9)(10) (9)(10)(11) (9)(10)(11)	2,094,570 5,355,481 995,809
Diana M. Wilson Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer	2012	323,462		33,333	(7)	537,217		—		66,667	—	13,432	(9)(12)(13)	974,111
Neill P. Davis Former Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	2012 2011 2010	285,577 442,308 396,923	(5)	— — —		400,016 399,989 241,800	(8)	399,972 400,005 —	(8)	— 350,000 150,000	— — —	8,989 12,171 8,708	(9)(14) (9)(11)(14) (11)(14)	1,094,554 1,604,473 797,431
George Zimmer Former Executive Chairman of the Board	2012 2011 2010	1,025,000 932,000 932,000		50,000 — —	(7)	— — —		— — —		50,000 200,000 100,000	— — —	860,916 626,177 939,804	(9)(15) (9)(15) (9)(15)	1,985,916 1,758,177 1,971,804
Charles Bresler, Ph.D. Executive Vice President	2012 2011 2010	382,212 375,000 372,115		33,333 — —	(7)	599,984 — —		— — —		33,333 200,000 100,000	— — —	9,624 5,084 6,555	(9)(12) (9)(11)(12) (9)(11)(12)	1,058,486 580,084 478,670
Scott Norris Executive Vice President – Merchandising	2012	402,404		33,333	(7)	150,006		149,994		66,667	—	4,538	(9)(12)	806,942

(1)
Indicates position held as of February 2, 2013. Ms. Wilson and Mr. Norris were not Named Executive Officers prior to fiscal 2012; therefore, in accordance with SEC regulations, only compensation information for the fiscal year in which they became Named Executive Officers is included in the Summary Compensation Table.
(2)
Represents salary for 53 weeks in 2012 and 52 weeks in 2011 and 2010 fiscal years.
(3)
Represents aggregate grant date fair value of award computed in accordance with FASB ASC topic 718 (for additional information, see Note 9 of Notes to Consolidated Financial Statements including in our Annual Report on Form 10-K for the fiscal year ended February 2, 2013).
(4)
Represents bonuses paid pursuant to our non-equity incentive bonus program (for additional information, see "Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Bonuses").
(5)
Includes salary through August 2, 2012, the date Mr. Davis resigned from the Company to become President of Francesca's Holdings Corporation.
(6)
Represents the portion of Mr. Ewert's bonus paid as a result of the contractually minimum guaranteed bonus pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Douglas S. Ewert").
(7)
Represents a special cash bonus paid to such Named Executive Officer in recognition of the efforts and success of management during fiscal 2012.
(8)
Represents the value of awards granted to Mr. Davis in March 2012 that were subsequently cancelled due to his termination of employment with the Company on August 2, 2012.
(9)
Includes $200 Company matching contribution to the 401(k) Saving Plan account of the Named Executive Officer.
(10)
Includes dividend or dividend equivalent payments on unvested DSUs of $77,742, $36,442 and $12,375 paid to Mr. Ewert in 2012, 2011 and 2010, respectively.
(11)
Includes forfeitures and dividend allocations with respect to the account of the Named Executive Officer under our former Employee Stock Ownership Plan ("ESOP").
(12)
Includes amount of dividend or dividend equivalent payment on unvested DSUs paid to the Named Executive Officer in the indicated fiscal year.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

(13)
Includes $4,759 related to the Chairman's award given to Ms. Wilson during 2012.
(14)
Includes dividend or dividend equivalent payments on unvested DSUs of $8,789, $11,754 and $8,550 paid to Mr. Davis in 2012, 2011 and 2010, respectively.
(15)
Includes $32,478, $28,978, and $25,238 paid in 2012, 2011, and 2010, respectively, as a result of imputed income in connection with insurance premiums (see "Life Insurance Agreement"); $0, $21,414, and $18,650 paid in 2012, 2011, and 2010, respectively, in related tax gross up payments (such related tax gross up payments have been discontinued beginning in 2012); $295,452, $284,168, and $224,293 paid in 2012, 2011, and 2010, respectively, in incremental cost for George Zimmer's personal use of the corporate aircraft; $522,786, $243,730, $643,966 paid in 2012, 2011, and 2010, respectively, for lost Company tax benefits from disallowed deductions associated with George Zimmer's personal use of the corporate aircraft; $37,687 and $27,457 paid in 2011 and 2010, respectively, as a result of forfeitures and dividend allocations with respect to George Zimmer's account under our former ESOP; and $10,000 paid in each of 2012 and 2011 in connection with the annual license fee to the George Zimmer 1988 Living Trust (see "Certain Relationships and Related Transactions – Transactions with Related Persons"). Mr Zimmer ceased to be Executive Chairman of the Company effective on June 18, 2013.

Employment Agreements

Douglas S. Ewert

        In anticipation of his appointment as Chief Executive Officer of the Company, on April 13, 2011, we entered into an employment agreement with Doug Ewert, President and Chief Executive Officer of the Company. The initial term of Mr. Ewert's employment agreement shall be for a period of three years and thereafter shall automatically be extended for successive twelve-month periods unless either we or Mr. Ewert gives written notice of an election not to extend the employment agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period. Under Mr. Ewert's employment agreement, we agreed, among other things, to:

  •
  pay Mr. Ewert an annual base salary of at least $605,000;

  •
  provide Mr. Ewert an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board of Directors or a committee thereof; provided, that Mr. Ewert's target bonus shall not be less than $600,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine) and the actual bonus paid to Mr. Ewert in each fiscal year shall not be less than an amount equal to $1,005,000 minus all other cash compensation paid to Mr. Ewert for such fiscal year;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives; and

  •
  on the first day of Mr. Ewert's employment as Chief Executive Officer and President (which was June 15, 2011), issue to him 100,000 DSUs, which shall vest in two equal installments of 33,333 units on the first and second anniversary dates of the date of grant and in an installment of 33,334 units on the third anniversary date of the date of grant, provided that Mr. Ewert's employment with us has not terminated prior to the applicable vesting date; additionally, Mr. Ewert shall receive annual awards of restricted stock, DSUs, or stock options, or some combination thereof, having a value equal to at least $1,000,000.

        We may terminate Mr. Ewert's employment under his employment agreement for "cause". Under Mr. Ewert's employment agreement, "cause" is limited to Mr. Ewert's:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Ewert for cause, or if Mr. Ewert terminates his employment with us without "good reason" (as defined below) or he chooses not to renew his employment agreement at the end of the current term or any extended term, we will pay all amounts owed to Mr. Ewert under his employment agreement through the date of termination and any other benefits which may be owing in accordance with our policies or applicable law, which will satisfy all of our obligations under his employment agreement.

        If we terminate Mr. Ewert's employment without "cause" or Mr. Ewert terminates his employment for "good reason" or if we notify Mr. Ewert that we do not intend to extend his employment under his employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment of all amounts owed through the date of termination,

  ·
  a lump sum payment in cash equal to Mr. Ewert's full target bonus for our fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such target bonus relates, and

  ·
  a lump sum payment in cash equal to two times the target bonus, also to be paid on the April 15th immediately following the end of our fiscal year bonus period to which the target bonus relates;

  •
  Mr. Ewert will continue to receive his annual base salary through the two year anniversary of the termination date; and

  •
  all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.

        Under Mr. Ewert's employment agreement, "good reason" means:

  •
  a material reduction in Mr. Ewert's status, title, position or responsibilities;

  •
  a reduction in Mr. Ewert's annual base salary below $605,000 or annual cash compensation below $1,005,000;

  •
  a reduction in the value of Mr. Ewert's annual equity grants below $1,000,000;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Ewert's employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of Mr. Ewert's employment with us more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

    employment agreement, except for travel reasonably required in the performance of his duties and responsibilities;

  provided, however, that no termination shall be for good reason until Mr. Ewert has provided us with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Ewert, during which we have failed to cure any such alleged conduct.

        If Mr. Ewert's employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to:

  •
  pay to Mr. Ewert's estate:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert's death and (B) any accrued vacation pay earned by Mr. Ewert, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of Mr. Ewert's death divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such death occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.

        If Mr. Ewert's employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert's termination of employment and (B) any accrued vacation pay earned by Mr. Ewert, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including his termination date divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.

        If Mr. Ewert's employment agreement is terminated (1) as a result of his death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement or (3) by Mr. Ewert for good reason, we shall arrange to provide Mr. Ewert and his spouse and eligible dependents who were covered under our group health plan on the date of his termination and who in the case of eligible dependents continue to be eligible dependents, group health plan coverage until Mr. Ewert reaches age 65, or in the case of a termination as a result of Mr. Ewert's death or permanent disability, until Mr. Ewert's spouse reaches age 65. Such coverage will be substantially similar to that provided to

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

our executive officers during such period and at the same cost as if Mr. Ewert remained an executive officer of the Company during such period. Subject to Mr. Ewert's group health plan coverage continuation rights under section 4980B of the Internal Revenue Code, the continuation of medical benefits shall be reduced to the extent benefits of the same type are received by Mr. Ewert, his spouse, or any eligible dependent from any other person during such period.

        Certain of the payments to be made to Mr. Ewert under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Ewert has agreed not to compete with us during the term thereof and for any period in which he is receiving payments or benefits from us under his employment agreement (other than the continuation of medical benefits).

        Finally, Mr. Ewert's employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Ewert, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Ewert under his employment agreement or (B) cash bonuses paid to Mr. Ewert by us on or after the date of his employment agreement, or equity awards granted to Mr. Ewert by us that vest, on or after the date of his employment agreement will be forfeited to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or an act of dishonesty in the course of Mr. Ewert's employment with us or any of our affiliates;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Ewert knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us or any of our affiliates to which Mr. Ewert is a party and such action materially and adversely affected us.

Charles Bresler, Ph.D.

        Effective as of April 1, 2013, we entered into an employment agreement with Charles Bresler, Executive Vice President of the Company, with a term of five years. Under Mr. Bresler's employment agreement, we agreed, among other things, to:

  •
  pay Mr. Bresler an annual base salary of $500,000; and

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives.

Mr. Bresler will not participate in the annual cash bonus program or receive future equity grants.

        We may terminate Mr. Bresler's employment under his employment agreement for "cause". Under Mr. Bresler's employment agreement, "cause" is limited to Mr. Bresler's:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Bresler for cause or if Mr. Bresler terminates his employment with us without "good reason" (as defined below), we will pay all amounts owed to Mr. Bresler under his employment agreement through the date of termination and any other benefits which may be owing in accordance with our policies or applicable law, which will satisfy all of our obligations under his employment agreement.

        If we terminate Mr. Bresler's employment without "cause" or Mr. Bresler terminates his employment for "good reason", then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Bresler a lump sum payment of all amounts owed through the date of termination;

  •
  Mr. Bresler will continue to receive his annual base salary through April 1, 2018; and

  •
  Mr. Bresler will continue to participate in the Company's health insurance plan until he reaches age 65 at no greater cost than that paid by a full-time executive officer of the Company for comparable coverage under the Company's health insurance plan.

        Under Mr. Bresler's employment agreement, "good reason" means:

  •
  a material reduction in Mr. Bresler's status, title, position or responsibilities;

  •
  a reduction in Mr. Bresler's annual base salary below $500,000;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Bresler's employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of Mr. Bresler's employment with us more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the employment agreement, except for travel reasonably required in the performance of his duties and responsibilities;

  provided, however, that no termination shall be for good reason until Mr. Bresler has provided us with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Bresler, during which we have failed to cure any such alleged conduct.

        If Mr. Bresler's employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to pay to Mr. Bresler's estate:

  •
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Bresler's death and (B) any accrued vacation pay earned by Mr. Bresler, and

  •
  continued payment of Mr. Bresler's annual base salary through April 1, 2018.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        If Mr. Bresler's employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Bresler a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Bresler's termination of employment and (B) any accrued vacation pay earned by Mr. Bresler;

  •
  Mr. Bresler will continue to receive his annual base salary through April 1, 2018; and

  •
  Mr. Bresler will continue to participate in the Company's health insurance plan until he reaches age 65 at no greater cost than that paid by a full-time executive officer of the Company for comparable coverage under the Company's health insurance plan.

        Certain of the payments to be made to Mr. Bresler under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Bresler has agreed not to compete with us during the term thereof and for any period in which he is receiving payments or benefits from us under his employment agreement.

        Finally, Mr. Bresler's employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Bresler, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Bresler under his employment agreement or (B) cash bonuses paid to Mr. Bresler by us on or after the date of his employment agreement, or equity awards granted to Mr. Bresler by us that vest, on or after the date of his employment agreement will be forfeited to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or an act of dishonesty in the course of Mr. Bresler's employment with us or any of our affiliates;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Bresler knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us or any of our affiliates to which Mr. Bresler is a party and such action materially and adversely affected us.

Jon W. Kimmins

        In connection with the appointment of Jon W. Kimmins as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer of the Company, we entered into an employment agreement with Mr. Kimmins, effective as of April 1, 2013. The initial term of Mr. Kimmins's employment agreement shall be for a period of one year and thereafter shall automatically be extended for successive twelve-month periods unless we or Mr. Kimmins gives written notice of an election not to extend the employment agreement not less than 180 days prior to the end of the initial employment period and

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

90 days prior to the end of any extended employment period. Under Mr. Kimmins's employment agreement, we agreed, among other things, to:

  •
  pay Mr. Kimmins an annual base salary of $450,000;

  •
  pay Mr. Kimmins a one-time signing bonus in the amount of $200,000; provided that in the event that Mr. Kimmins does not remain continually employed with the Company, for any reason other than layoff or reduction in force, through March 31, 2015, Mr. Kimmins will be required to pay back the signing bonus to us on a pro rata basis (i.e., each full month of employment will reduce the amount to be repaid by one twenty-fourth (1/24)) and we may offset any such repayment owed against any amounts owed by us to Mr. Kimmins;

  •
  provide Mr. Kimmins an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board or a committee thereof; provided, that Mr. Kimmins's target bonus shall not be less than $450,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine), provided that the actual bonus paid for the fiscal year ended February 1, 2014 shall not be less than $225,000;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives;

  •
  issue (a) DSUs having a fair market value equal to $1,000,000 (with the actual number of DSUs to be determined based on the closing price per share of our Common Stock as reported by the NYSE on the date of grant), to vest annually over a period of 5 years in equal, pro rata installments and (b) stock options having a fair market equal to $250,000 on the date of grant, to vest annually over a period of 3 years in equal, pro rata installments; and

  •
  pay reasonable relocation costs, up to a maximum of $30,000, and reasonable costs for temporary housing from April 1, 2013 until September 30, 2013.

        We may terminate Mr. Kimmins's employment under his employment agreement for "cause". Under Mr. Kimmins's employment agreement, "cause" is limited to Mr. Kimmins's:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Kimmins for cause, or if Mr. Kimmins terminates his employment with us without "good reason" (as defined below) or he chooses not to renew his employment agreement at the end of the current term or any extended term, we will pay all amounts owed to Mr. Kimmins under his employment agreement through the date of termination and any other benefits which may be owing in

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

accordance with our policies or applicable law, which will satisfy all of our obligations under his employment agreement.

        If we terminate Mr. Kimmins's employment without "cause" or Mr. Kimmins terminates his employment for "good reason" or if we notify Mr. Kimmins that we do not intend to extend his employment under the employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Kimmins:

  ·
  a lump sum payment of all amounts owed through the date of termination,

  ·
  a lump sum payment in cash equal to Mr. Kimmins's full target bonus for our fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such target bonus relates, and

  ·
  an additional lump sum payment in cash equal to the target bonus, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which the target bonus relates;

  •
  Mr. Kimmins will continue to receive his annual base salary through the first year anniversary of the termination date; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        Under Mr. Kimmins's Employment Agreement, "good reason" means:

  •
  a material reduction in Mr. Kimmins's status, title, position or responsibilities;

  •
  a reduction in Mr. Kimmins's annual base salary below $450,000;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Kimmins's employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of Mr. Kimmins's employment with us more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the employment agreement, except for travel reasonably required in the performance of his duties and responsibilities;

  provided, however, that no termination shall be for good reason until Mr. Kimmins has provided us with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Kimmins, during which we have failed to cure any such alleged conduct.

        If Mr. Kimmins's employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to:

  •
  pay to Mr. Kimmins's estate:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins's death and (B) any accrued vacation pay earned by Mr. Kimmins, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of Mr. Kimmins's death divided by the total number of days in our fiscal year multiplied

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

      by Mr. Kimmins's bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such death occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        If Mr. Kimmins's employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Kimmins:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins's termination of employment and (B) any accrued vacation pay earned by Mr. Kimmins, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including his termination date divided by the total number of days in our fiscal year multiplied by Mr. Kimmins's bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        If Mr. Kimmins's employment agreement is terminated (1) as a result of Mr. Kimmins's death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement or (3) by Mr. Kimmins for good reason, we shall pay Mr. Kimmins's COBRA health benefits premium for an 18-month period following his termination; provided, however, that such benefits shall be reduced to the extent health benefits are received by Mr. Kimmins, his spouse or any eligible dependent from any other person during such period and Mr. Kimmins will be required to use any medical insurance provided by a new employer, if available, during such 18-month period.

        Certain of the payments to be made to Mr. Kimmins under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Kimmins has agreed not to compete with us during the term thereof and for any period in which he is receiving payments or benefits from us under his employment agreement (other than the continuation of medical benefits).

        Finally, Mr. Kimmins's employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Kimmins, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Kimmins under his employment agreement or (B) cash bonuses paid to Mr. Kimmins by us on or after the date of his employment agreement, or equity awards granted to Mr. Kimmins by us that vest, on or after the date of his employment agreement will be forfeited

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony or an act of dishonesty in the course of Mr. Kimmins's employment with us or our affiliates;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Kimmins knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  violating the terms of any non-competition, non-disclosure or similar agreement with respect to us or any of our affiliates to which Mr. Kimmins is a party and such action materially and adversely affected us.

Neill P. Davis

        As previously disclosed, on April 18, 2011, we entered into an employment agreement with Neill P. Davis, former Executive Vice President and Chief Financial Officer of the Company. The employment agreement with Mr. Davis was terminated as a result of his resignation from the Company effective August 2, 2012. There were no termination payments made to Mr. Davis other those amounts earned or benefits accumulated by Mr. Davis through the date of termination and any other benefits to which he was entitled in accordance with our policies or applicable law.

Life Insurance Agreement

        In June 2006, we entered into a life insurance agreement with George Zimmer pursuant to which we granted to Mr. Zimmer the right to select the settlement option for payment of the death benefits and the beneficiaries to receive certain of the proceeds to be paid upon his death under a $4,000,000 policy which we maintain on his life. We will continue to pay the premiums due on this policy, a portion of which is additional compensation to Mr. Zimmer. We are the sole owner of the policy and at the time of George Zimmer's death we have the right to receive a portion of the death benefit equal to the greater of the total amount of the premiums paid under the policy or the cash value of the policy (excluding certain charges and reductions, including but not limited to indebtedness outstanding against such policy and interest related thereto). The balance of the death benefit, if any, will be provided to the beneficiaries named by George Zimmer.

Employee Equity Incentive Plans

        We maintain The Men's Wearhouse, Inc. 1996 Long-Term Incentive Plan (the "1996 Plan") and the 2004 Plan (together with the 1996 Plan, the "Plans") for the benefit of our full-time key employees. The 1996 Plan set aside 2,775,000 shares of our Common Stock for issuance in connection with awards granted thereunder; however, no shares of our Common Stock remain available for grants of future awards under the 1996 Plan. Under the 2004 Plan, awards covering up to 4,610,059 shares of our Common Stock may be granted. The Plans are administered by the Compensation Committee and provide for the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, DSUs, performance stock awards, performance units, cash-based awards, and other stock-based awards. The individuals eligible to participate in the Plans are those full-time key employees, including officers and employee directors, as the committee may determine from time to time; however, George Zimmer and James Zimmer were not eligible to participate in the 1996 Plan.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Grants of Plan-Based Awards Table

        The following table sets forth certain information regarding grants of plan-based awards made during the fiscal year ended February 2, 2013 to each of the Named Executive Officers:

								All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)			Grant Date Fair Value of Stock and Option Awards ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards							Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)(2)	Threshold ($)	Target ($)	Maximum ($)
Douglas S. Ewert	3/27/2012 3/27/2012 3/27/2012	— — —	— — —	600,000 — —	— — —	— — —	— — —	— 12,460 —	(3)	— — 29,053	(7)	— — 40.13	— 500,020 499,973
Diana M. Wilson	3/27/2012 3/27/2012 8/1/2012	— — —	— — —	200,000 — —	— — —	— — —	— — —	— 5,358 12,000	(4) (5)	— — —		— — —	— 215,017 322,200
Neill P. Davis	3/27/2012 3/27/2012 3/27/2012	— — —	— — —	350,000 — —	— — —	— — —	— — —	— 9,968 —	(6)	— — 23,242	(8)	— — 40.13	— 400,016 399,972
George Zimmer	3/27/2012	—	—	300,000	—	—	—	—		—		—	—
Charles Bresler, Ph.D.	3/27/2012 3/27/2012	— —	— —	200,000 —	— —	— —	— —	— 14,951	(4)	— —		— —	— 599,984
Scott Norris	3/27/2012 3/27/2012 3/27/2012	— — —	— — —	200,000 — —	— — —	— — —	— — —	— 3,738 —	(3)	— — 8,716	(7)	— — 40.13	— 150,006 149,994

(1)
Represents the date when the Compensation Committee approved the targets for the executive officers' annual cash incentive bonus program or approved the equity grant to such Named Executive Officer.
(2)
Relates to our ongoing bonus program in which executive officers participate annually. For 2012, the criteria for determining the amount of each Named Executive Officer's bonus was based on: (i) the Company attaining sales goals, (ii) the Company attaining earnings per share goals, and (iii) the officer attaining personal goals. Each of the first two criteria is quantitative, while the third criterion is subjective. Each criterion carried equal weight and accounted for one-third of the possible payout. Two different thresholds existed for each of the three criteria – good and excellent. An executive would receive one-sixth of the payout if the "good" threshold of a particular criterion is met and would receive the entire one-third payout if the "excellent" threshold is achieved. As an example, Mr. Ewert's maximum target bonus is $600,000, and if he achieved the good level of only one of the criteria he would receive $100,000 which would be the lowest bonus level and if he achieved the good level of all the criteria he would receive $300,000 which would be one-half of the maximum bonus level. The qualitative assessment of each Named Executive Officer's individual performance is made by the Compensation Committee primarily based on the views and recommendations of the Chief Executive Officer in the case of the Named Executive Officers other than himself. Threshold levels for "good" financial criteria are based on minimum performance objectives that the Chief Executive Officer sets at the beginning of a year and take into consideration the Company's operating and growth plans for the coming year and are generally considered to be obtainable that year. The "excellent" threshold targets are typically representative of a substantial increase over the "good" threshold and, in most years, these thresholds are typically not achieved. For actual amounts paid to the Named Executive Officers pursuant to these grants under the 2012 bonus program, see the column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table. Mr. Davis ceased to be eligible to receive any bonus amounts under the bonus program upon his resignation from the Company on August 2, 2012.
(3)
Represents DSUs granted to these individuals on March 27, 2013. Each grant vests in equal installments on each of April 13, 2013, 2014 and 2015.
(4)
Represents DSUs granted to these individuals on March 27, 2012. Each grant vests on April 13, 2013.
(5)
Represents DSUs granted to Ms. Wilson on August 1, 2012 upon her becoming the Company's Interim Chief Financial Officer. The grant vests on August 1, 2014.
(6)
Represents DSUs granted to Mr. Davis on March 27, 2012. The grant was cancelled on August 2, 2012, the last day of Mr. Davis's employment with the Company.
(7)
Represents stock options granted to these individuals on March 27, 2012. Each grant vests in equal installments on each of April 13, 2013, 2014 and 2015.
(8)
Represents stock options granted to Mr. Davis on March 27, 2012. The grant was cancelled on August 2, 2012, the last day of Mr. Davis' employment with the Company.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Outstanding Equity Awards at Fiscal Year-End Table

        The following table summarizes certain information regarding equity awards outstanding and held by each of the Named Executive Officers as of the end of the fiscal year ended February 2, 2013:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Douglas S. Ewert	50,000 — 14,289 — — — —	(2) (5)	50,000 55,005 28,578 29,053 — — —	(3) (4) (6) (7)	— — — — — — —	41.33 22.72 27.94 40.13 — — —	11/16/2017 3/28/2018 4/6/2021 2/27/2022 — — —	— — — — 11,930 66,667 12,460	(8) (9) (10)	— — — — 348,237 1,946,010 363,707	— — — — — — —	— — — — — — —
Diana M. Wilson	4,750 20,000 3,000 — —	(11) (12) (14)	— 5,000 — — —	(13)	— — — — —	15.88 22.72 17.62 — —	2/13/2014 3/28/2018 4/14/2019 — —	— — — 5,358 12,000	(15) (16)	— — — 156,400 350,280	— — — — —	— — — — —
Neill P. Davis	11,431	(17)	—		—	27.94	8/1/2013	—		—	—	—
George Zimmer	—		—		—	—	—	—		—	—	—
Charles Bresler, Ph.D.	—		—		—	—	—	14,951	(15)	436,420	—	—
Scott Norris	20,000 3,429 — — —	(12) (5)	5,000 6,859 8,716 — —	(13) (18) (19)	— — — — —	22.72 27.94 40.13 — —	3/28/2018 4/6/2021 3/27/2022 — —	— — — 2,864 3,738	(20) (21)	— — — 83,600 109,112	— — — — —	— — — — —

(1)
Based on the closing price of $29.19 per share for our Common Stock on the NYSE on February 1, 2013, which was the last trading day of our fiscal year.
(2)
The award vested on November 16, 2008, 2009, 2010, 2011 and 2012.
(3)
The award vests as follows: 10,000 options annually on each of November 16, 2013, 2014, 2015 and 2016 and 10,000 options on October 16, 2017.
(4)
The award vests as follows: 10,999 options annually on each of March 28, 2013, 2014, 2015 and 2016 and 11,009 options on March 28, 2017.
(5)
The award vested on April 13, 2012.
(6)
The award vests as follows: 14,289 options annually on each of April 13, 2013 and 2014.
(7)
The awards vests as follows: 9,684 options annually on each of April 13, 2013 and 2015 and 9,685 options on April 13, 2014.
(8)
The award vests as follows: 5,965 units annually on each of April 13, 2013 and 2014.
(9)
The award vests as follows: 33,333 units on June 15, 2013 and 33,334 units on June 15, 2014.
(10)
The award vests as follows: 4,153 units annually on each of April 13, 2013 and 2015, and 4,154 options on April 13, 2014.
(11)
The award vested on February 13, 2005, 2006, 2007 and 2008.
(12)
The award vested on March 28, 2009, 2010, 2011 and 2012.
(13)
The award vested on March 28, 2013.
(14)
The award vested on April 14, 2010.
(15)
The award vested on April 13, 2013.
(16)
The award vests on August 1, 2014.
(17)
The award vested on April 13, 2012. The Compensation Committee approved an extension of one year following Mr. Davis' departure date for the exercise of these options in exchange for Mr. Davis' agreement not to solicit employees of the Company for the same one-year period.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

(18)
The award vests as follows: 3,430 options on April 13, 2013 and 3,429 options on April 13, 2014.
(19)
The award vests as follows: 2,905 options annually on each of April 13, 2013 and 2015 and 2,906 options on April 13, 2014.
(20)
The award vests as follows: 1,432 units annually on each of April 13, 2013 and 2014.
(21)
The award vests as follows: 1,246 units annually on each of April 13, 2013, 2014 and 2015.

Option Exercises and Stock Vested Table

        The following table sets forth the amount realized (before any tax withholding) by each of the Named Executive Officers regarding the exercise of options and the vesting of restricted stock awards and DSUs during the fiscal year ended February 2, 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas S. Ewert	79,995	1,430,177	46,798	1,441,028
Diana M. Wilson	5,000	105,619	7,000	257,180
Neill P. Davis	27,155	675,522	9,772	359,023
George Zimmer	—	—	—	—
Charles Bresler, Ph.D.	—	—	7,500	275,550
Scott Norris	—	—	1,431	52,575

Pension Benefits

        We currently have no defined benefit pension plans.

Nonqualified Deferred Compensation

        We currently have no defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

Potential Payments upon Termination or Change in Control

Change in Control Agreements

General

        We have entered into Change in Control agreements with our executive officers, including the Named Executive Officers, which entitle the executives to receive certain benefits in the event that a Change in Control occurs and the executive's employment with the Company is terminated after the occurrence of that Change in Control. The agreements terminate on the first to occur of (a) the executive's death or disability, (b) the termination of the executive's employment with the Company, or (c) the end of the last day of (i) the current two-year period which runs through May 15, 2013 (or any period for which the term shall have been automatically extended) if no Change in Control shall have occurred during that two-year period or (ii) the two-year period beginning on the date on which a Change in Control occurred if a Change in Control of the Company shall have occurred during the applicable two-year period; provided, however, that, if the agreement has not terminated due to the executive's death or disability and we have not given the executive notice at least 90 days before any applicable expiration date that the term will expire on such expiration date, then the term of the agreement shall be automatically extended for successive two-year periods.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        The Change in Control agreements do not limit or otherwise affect any rights an executive may have under any other contract or agreement with the Company or any of our affiliates. Amounts which are vested benefits or which the executive is otherwise entitled to receive under any plan, program, policy, or practice of or provided by, or any contract or agreement with, the Company or any of our affiliates at or subsequent to the date of termination of the executive's employment with the Company shall be payable or otherwise provided in accordance with such plan, program, policy, or practice or contract or agreement except as explicitly modified by the executive's Change in Control agreement.

        Pursuant to the agreements, a "Change in Control" occurs when:

  •
  the individuals who (i) are members of the Board of Directors at the time the Change in Control agreement was entered into or (ii) who become members of the Board of Directors thereafter, whose appointment or election by the Board of Directors or nomination for election by our shareholders is approved or recommended by a vote of at least two-thirds of the then serving incumbent directors and whose initial assumption of service on the Board of Directors is not in connection with an actual or threatened election contest (the "Incumbent Directors") cease for any reason to constitute a majority of the members of the Board of Directors;

  •
  a merger, consolidation or similar transaction (a "merger") of the Company with another entity is consummated, unless:

  ·
  the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, more than 50 percent of the combined voting power of the voting securities of either the surviving entity or the parent of the surviving entity outstanding immediately after such merger; and

  ·
  the individuals who comprise the Board of Directors immediately prior to such merger constitute a majority of the board of directors or other governing body of either the surviving entity or the parent of the surviving entity;

  •
  a merger of a wholly-owned subsidiary with another entity (other than an entity in which we own, directly or indirectly, a majority of the voting and equity interest) is consummated if the gross revenues of such wholly-owned subsidiary (including the entities wholly-owned directly or indirectly by such wholly-owned subsidiary) for the twelve-month period immediately preceding the month in which the merger occurs equal or exceed 30 percent of our consolidated gross revenues reported by us on our consolidated financial statements for such period;

  •
  any person, other than a Specified Owner (as defined in the agreement), becomes a beneficial owner, directly or indirectly, of our securities representing 30 percent or more of the combined voting power of our then outstanding voting securities;

  •
  a sale, transfer, lease or other disposition of all or substantially all of the assets of the Company is consummated (an "Asset Sale"), unless:

  ·
  the individuals and entities who were the beneficial owners of our voting securities immediately prior to such Asset Sale own, directly or indirectly, more than 50 percent of the combined voting power of the voting securities of the entity that acquires such assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of our voting securities immediately prior to such Asset Sale; and

  ·
  the individuals who comprise the Board of Directors immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such Asset Sale or its parent; or

  •
  our shareholders approve a plan of complete liquidation or dissolution of the Company.

        In addition, if following the commencement of any discussion with a third person (other than discussions with an investment banker, attorney, accountant or other advisor engaged by us) that

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ultimately results in a Change in Control, the executive's (i) employment with the Company is terminated, (ii) duties are materially changed or the executive's status and position with the Company is materially diminished, (iii) annual base salary is reduced, or (iv) annual bonus potential is reduced to an amount less than such executive's maximum annual bonus potential for the preceding year (the "Benchmark Bonus"), then for all purposes of the agreement, such Change in Control shall be deemed to have occurred on the date immediately prior to the date of such termination, change, diminution, or reduction.

Change in Control Benefits

        If a Change in Control occurs and an executive's employment by the Company is terminated, the executive shall be entitled to the following benefits:

  •
  If the executive's employment by the Company is:

  ·
  terminated by the Company as a result of the occurrence of an Event of Termination for Cause (as defined below) or by the executive before the occurrence of an Event of Termination for Good Reason (as defined below),

  ·
  automatically terminated as a result of the executive's death, or

  ·
  automatically terminated as a result of the executive's disability (as defined in the Change in Control agreements),

    then we shall pay to the executive, or the executive's estate or beneficiaries, as applicable, those amounts earned or benefits accumulated due to the executive's continued service through his termination date.

  •
  If the executive's employment by the Company is terminated by us otherwise than as a result of the occurrence of an Event of Termination for Cause or by the executive after the occurrence of an Event of Termination for Good Reason, then we shall pay to the executive those amounts earned or benefits accumulated due to the executive's continued service through his termination date as well as:

  ·
  a lump sum equal to two times the sum of (1) the amount (including any deferred portion thereof) of the base salary for the fiscal year in which the executive's termination date occurs or for the immediately preceding fiscal year, whichever is higher and (2) an amount equal to the executive's maximum potential annual performance bonus for the fiscal year in which the executive's termination date occurs or the immediately preceding fiscal year, whichever is higher, and

  ·
  a lump sum equal to the product of (1) the total monthly basic life insurance premium (both the portion paid by us and the portion paid by the executive) applicable to the executive's basic life insurance coverage on his termination date and (2) 24 (provided that if a conversion option is applicable under our group life insurance program, the executive may, at his option, convert his basic life insurance coverage to an individual policy after his termination date by completing the forms required by us).

    In addition, we at our sole expense shall take the following actions: (1) throughout the period beginning on the termination date and ending on the first to occur of the second anniversary of the termination date, or the date on which the executive becomes employed on a full-time basis by another person (the "Coverage Period"), we shall maintain in effect, and not materially reduce the benefits provided by our group health plan in which the executive was a participant immediately before the termination date; and (2) we shall arrange for the executive's uninterrupted participation throughout the coverage period in our group health plan in which the executive was a participant immediately before the termination date; provided that if the executive's participation after the termination date in such group health plan is not permitted by the terms of that plan, then throughout the Coverage Period, we (at our sole expense) shall provide the executive with

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

    substantially the same benefits that were provided to the executive by that plan immediately before the termination date.

    Assuming that a Change in Control occurred during fiscal 2012 and each of the executives were terminated under the above-described circumstances effective as of February 2, 2013, the Named Executive Officers would have been entitled to receive the following:

Name(1)	2× Base & Bonus ($)	Insurance Premiums ($)	Health Coverage ($)	Total ($)(2)
Douglas S. Ewert	2,410,000	3,809	21,742	2,435,551
Diana M. Wilson	1,096,000	3,750	7,365	1,107,115
George Zimmer	2,664,000	3,809	26,209	2,694,018
Charles Bresler, Ph.D.	1,150,000	3,809	21,742	1,175,551
Scott Norris	1,200,000	3,809	21,608	1,225,417

(1)
Mr. Davis was no longer employed by the Company on February 2, 2013; therefore, he would not have been entitled to receive the described benefits.
(2)
Does not include amounts earned or benefits accumulated due to continued service through February 2, 2013.

        Each payment required to be made to an executive pursuant to the foregoing shall be made by check drawn on an account of the Company or the successor and shall be paid generally within 30 days after the date of termination; provided, however, that certain of the payments to be made to the executives under the Change in Control agreements may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code. In the event that it is determined that any payment, benefit or distribution by us or our affiliates to or for the benefit of the executive (whether paid or payable, distributed or distributable, or provided or to be provided, pursuant to the terms of his Change in Control agreement or otherwise) would be nondeductible by us or any of our affiliates for federal income tax purposes because of section 280G of the Internal Revenue Code then the aggregate present value of amounts payable or distributable to or for the benefit of the executive pursuant to his Change in Control agreement shall be reduced to an amount expressed in present value which maximizes the aggregate present value of agreement payments without causing any payment to be nondeductible by us or any of our affiliates because of section 280G of the Internal Revenue Code.

        Pursuant to the terms of the Change in Control agreements, an "Event of Termination for Cause" shall be deemed to have occurred if, after a Change in Control, the executive shall have committed:

  •
  gross negligence or willful misconduct in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  an act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  intentional wrongful damage to property (other than of a de minimis nature) of the Company or any wholly-owned subsidiary;

  •
  intentional wrongful disclosure of secret processes or confidential information of the Company or any wholly-owned subsidiary which the executive believes or reasonably should believe will have a material adverse affect on the Company; or

  •
  an act leading to a conviction of a felony, or a misdemeanor involving moral turpitude.

        No act, or failure to act, on the part of the executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the executive not in good faith and without reasonable belief that his action or omission was

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

in the best interest of the Company. The Executive shall not be deemed to have been terminated as a result of an "Event of Termination for Cause" under the agreement unless and until there shall have been delivered to the executive a certified copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the members of the Board of Directors then in office (but excluding the executive from any such vote or determination if he is then a member of the Board of Directors) at a meeting of the Board of Directors called and held for such purpose, finding that, in the good faith opinion of the Board of Directors, the executive had committed an act set forth above and specifying the particulars thereof in detail.

        Further, as defined in the Change in Control agreements, an "Event of Termination for Good Reason" shall occur if, on or after a Change in Control, the Company or the successor:

  •
  assigns to the executive any duties inconsistent with the executive's position (including offices, titles and reporting requirements), authority, duties, or responsibilities with the Company in effect immediately before the occurrence of the Change in Control or otherwise makes any change in any such position, authority, duties, or responsibilities;

  •
  removes the executive from, or fails to re-elect or appoint the executive to, any duties or position with the Company that were assigned or held by the executive immediately before the occurrence of the Change in Control, except that a nominal change in the executive's title that is merely descriptive and does not affect rank or status shall not constitute such an event;

  •
  takes any other action that results in a material diminution in the executive's position, authority, duties, or responsibilities or otherwise takes any action that materially interferes therewith;

  •
  reduces the executive's annual base salary as in effect immediately before the occurrence of the Change in Control or as the executive's annual base salary may be increased from time to time after that occurrence;

  •
  reduces the executive's maximum annual bonus potential to an amount less than the executive's maximum annual bonus potential for the preceding year (the "Benchmark Bonus") or revises the bonus plan in any manner that materially adversely affects the executive's ability to achieve the maximum annual bonus potential;

  •
  requires the executive:

  ·
  to be based at any office or location more than thirty-five (35) miles from the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control, or

  ·
  to travel on Company business to a materially greater extent than required immediately prior to the Change in Control;

  •
  requires the executive to perform a majority of his duties outside the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control for a period of more than 21 consecutive days or for more than 90 days in any calendar year;

  •
  fails to:

  ·
  continue in effect any bonus, incentive, profit sharing, performance, savings, retirement, or pension policy, plan, program, or arrangement (such policies, plans, programs, and arrangements collectively being referred to as the "Basic Benefit Plans"), including, but not limited to, any deferred compensation, supplemental executive retirement or other retirement income, stock option, stock purchase, stock appreciation, restricted stock, DSU, employee stock ownership, or similar policy, plan, program, or arrangement of the Company, in which the executive was a participant immediately before the occurrence of the Change in Control unless an equitable and reasonably comparable arrangement (embodied in a substitute or alternative

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

      benefit or plan) shall have been made with respect to such Basic Benefit Plan promptly following the occurrence of the Change in Control, or

    ·
    continue the executive's participation in any Basic Benefit Plan (or any substitute or alternative plan) on substantially the same basis, both in terms of the amount of benefits provided to the executive (which are in any event always subject to the terms of any applicable Basic Benefit Plan) and the level of the executive's participation relative to other executives of the Company, as existed immediately before the occurrence of the Change in Control;

  •
  fails to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under any of our other executive benefit plans, policies, programs, and arrangements, including, but not limited to, life insurance, medical, dental, health, hospital, accident, or disability plans, in which the executive was a participant immediately before the occurrence of the Change in Control;

  •
  takes any action that would directly or indirectly materially reduce any other non-contractual benefits that were provided to the executive by the Company immediately before the occurrence of the Change in Control or deprive the executive of any material fringe benefit enjoyed by the executive immediately before the occurrence of the Change in Control;

  •
  fails to provide the executive with the number of paid vacation days to which the executive was entitled in accordance with our vacation policy in effect immediately before the occurrence of the Change in Control;

  •
  fails to continue to provide the executive with office space, related facilities and support personnel (including, but not limited to, administrative and secretarial assistance) that are (i) both commensurate with the executive's responsibilities to and position with the Company immediately before the occurrence of the Change in Control and not materially dissimilar to the office space, related facilities and support personnel provided to our other executives having comparable responsibility to the executive, or (ii) physically located at the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control;

  •
  fails to honor any provision of any employment agreement the executive has or may in the future have with the Company or fail to honor any provision of the Change in Control agreement;

  •
  gives effective notice of an election to terminate at the end of the term or the extended term of any employment agreement the executive has or may in the future have with the Company or the successor in accordance with the terms of any such agreement; or

  •
  purports to terminate the executive's employment by the Company unless proper notice of that termination shall have been given to the executive.

        In addition, pursuant to the terms of the Change in Control agreements, immediately upon the occurrence of a Change in Control, all options to acquire our voting securities held by an executive shall become fully exercisable and all restrictions on our restricted voting securities granted to an executive prior to a Change in Control shall be removed and the securities shall be freely transferable. In addition, the award agreements between the Named Executive Officers and the Company related to the awards of DSUs provide that such units shall immediately vest upon a Change in Control. If a Change in Control occurred on February 2, 2013, the following awards would have vested for each of the Named Executive Officers which, based on the closing sales price of our Common Stock on February 1, 2013 (the last

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

trading day of the fiscal year ended February 2, 2013), would have resulted in the indicated realized value to the Named Executive Officers:

	Option Awards		Restricted Stock and Deferred Stock Unit Awards
Name(1)	Number of Shares (#)	Value Realized ($)	Number of Shares or Units (#)	Value Realized ($)	Total Value Realized ($)
Douglas S. Ewert	162,636	391,605	91,057	2,657,954	3,049,559
Diana M. Wilson	5,000	32,350	17,358	506,680	539,030
George Zimmer	—	—	—	—	—
Charles Bresler, Ph.D.	—	—	14,951	436,420	436,420
Scott Norris	20,575	40,924	6,602	192,712	233,636

(1)
Mr. Davis was no longer employed by the Company on February 2, 2013; therefore, he would not have realized any additional value in the described circumstances.

Clawback Provisions

        Finally, the Change in Control agreements provide that in the event that (i) prior to a Change in Control, our Board of Directors determines by a majority vote, or (ii) following a Change in Control, a court of competent jurisdiction determines by a final, non-appealable order, that an executive, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to the executive under his Change in Control agreement or (B) cash bonuses paid to the executive by the Company, or equity awards granted to the executive by the Company that vest, on or after the executive executed the Change in Control agreement will be forfeited to us on such terms as determined by the Board of Directors. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or similar acts of dishonesty in the course of the executive's employment with us which damaged the Company,

  •
  knowingly causing or assisting in causing our financial statements to be misstated or the Company to engage in criminal misconduct,

  •
  disclosing our trade secrets, or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us to which the executive is a party.

APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

        We seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward teamwork and each individual's contribution to the Company as well as to produce positive long-term results for our shareholders and

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

employees, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders. Executive officers generally receive the same benefits as other employees and, in line with this philosophy, executive officers, generally, receive minimal perquisites. The Compensation Committee seeks to achieve the appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. Our Named Executive Officers' total compensation consists of a mix of base salary, annual cash incentive awards and long-term equity incentive awards, with a significant portion of each executive's compensation being performance-based. We encourage you to read our Compensation Discussion and Analysis for a more detailed discussion and analysis of our executive compensation program, including information about the fiscal 2012 compensation of the Named Executive Officers.

        As discussed at the outset of our Compensation Discussion and Analysis, fiscal 2012 proved to be a good year for the Company and its stakeholders despite the continuing difficult economic environment, and a particularly difficult fourth quarter for retailers. During fiscal 2012, our Board of Directors declared an aggregate of $0.72 per share in dividends to shareholders, and we repurchased 1.1 million shares of our Common Stock at a cost of approximately $41.3 million. Despite our positive performance and growth in fiscal 2012, as a result of the market conditions in place at the end of our fourth quarter, our stock price as of the last trading day of fiscal 2012 was 15.5% lower than on the last trading day of fiscal 2011. On March 14, 2013, after announcement of our year end results, the closing price was $34.62. Over the same period, the total compensation received by Mr. Ewert, our President and Chief Executive Officer, as reported in the Summary Compensation Table decreased 60.9%.

        The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, taken as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The vote is advisory, which means that the vote is not binding on, and will not be construed as overruling any decision by, the Company, our Board of Directors, or the Compensation Committee. Furthermore, because this advisory vote primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity to revisit these past decisions. However, our Board of Directors values the opinions of our shareholders and, to the extent that there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

        Accordingly, we ask our shareholders to vote to approve the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

DIRECTOR COMPENSATION

        Our employee directors (including Mr. Edwab, who is an executive officer but not a Named Executive Officer) do not receive any additional compensation in respect of their service as directors. Generally, each of our non-employee directors receives an annual retainer of $100,000. In addition, the Lead Director receives an annual retainer of $50,000, members of the Audit Committee each receive an annual retainer of $10,000, or $20,000 for the Chairman of the Audit Committee, and the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee receives an annual retainer of $10,000. Further, each person who is a non-employee director on the last day of each fiscal quarter receives a grant of a number of shares of restricted stock equal to $25,000 divided by the closing price of our Common Stock on the last trading day of such fiscal quarter. In addition, upon his or her appointment, any new director will receive a grant of restricted stock or DSUs, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the NYSE on the date such director is appointed or elected to the Board of Directors. All such awards shall be subject to the terms of the 2004 Plan. All restrictions on the restricted stock awards lapse, and all DSU awards vest, one year after the date of grant or, if earlier, upon the occurrence of a Change in Control of the Company (as defined in the award agreements to be entered into between us and the directors under the 2004 Plan, the form of which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Commission on April 9, 2013).

        The following table summarizes compensation paid to each non-employee director during the fiscal year ended February 2, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)		Total ($)
Rinaldo S. Brutoco	110,000	99,967	—	—	—	2,211		212,178
Michael L. Ray, Ph.D.	110,000	99,967	—	—	—	2,211		212,178
Sheldon I. Stein	110,000	99,967	—	—	—	2,211		212,178
Deepak Chopra, M.D.	100,000	99,967	—	—	—	2,211		202,178
William B. Sechrest	160,000	99,967	—	—	—	10,513	(4)	270,480
Larry R. Katzen(5)	120,000	99,967	—	—	—	10,513	(4)	230,480
Grace Nichols	100,000	99,967	—	—	—	7,940	(6)	207,907

(1)
Represents aggregate grant date fair value of awards computed in accordance with FASB ASC topic 718 (for additional information see Note 9 of Notes to Consolidated Financial Statements including in our Annual Report on Form 10-K for the fiscal year ended February 2, 2013).
(2)
The aggregate number of options and unvested stock awards held by each non-employee director as of February 2, 2013 was as follows:

	Aggregate Unvested Stock Awards Outstanding as of February 2, 2013	Aggregate Options Outstanding as of February 2, 2013
Rinaldo S. Brutoco	3,201	6,000
Michael L. Ray	3,201	7,500
Sheldon I. Stein	3,201	3,000
Deepak Chopra, M.D.	3,201	3,000
William B. Sechrest	3,201	7,500
Larry R. Katzen	3,201	4,500
Grace Nichols	3,201	—

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

(3)
Represents amount of dividends paid to the director on unvested restricted stock shares.
(4)
Includes $8,302 paid by us in 2012 with respect to the non-participant portion of the insurance premiums for each of Messrs. Sechrest and Katzen as a result of such director's participation in our group medical and dental plans.
(5)
Mr. Katzen tendered his resignation as a director of the Company on June 20, 2013 as he was not standing for re-election at the Company's annual meeting of shareholders originally scheduled to be held on June 19, 2013.
(6)
Includes $5,729 paid by us in 2012 with respect to the non-participant portion of the insurance premiums for Ms. Nichols as a result of her participation in our group medical plan.

Agreements with Mr. Edwab

Employment Agreement

        On May 14, 2013, we entered into a Fifth Amended and Restated Employment Agreement with David H. Edwab, Vice Chairman of the Company, for a term extending through February 5, 2017. Under Mr. Edwab's employment agreement we agreed, among other things, to:

  •
  pay Mr. Edwab an annual salary of $420,000;

  •
  provide Mr. Edwab an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board or a committee thereof; provided, that Mr. Edwab's target bonus shall not be less than 100% of his salary for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine);

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives; and

  •
  issue 19,360 DSUs to Mr. Edwab on February 5, 2016, which shall vest on February 5, 2017. In the event Mr. Edwab's employment with us is terminated other than for "cause" (as discussed below) or by reason of his voluntary termination prior to February 5, 2017, all such DSUs that are unvested shall immediately vest.

        In addition, on April 3, 2013, we issued Mr. Edwab (i) 20,000 DSUs, the vesting of which is time-based and shall vest annually over a period of four years in equal, pro rata installments and (ii) 20,000 DSUs, the vesting of which is performance-based and shall vest annually over a period of four years if the specified performance criteria are achieved. If Mr. Edwab remains employed by us through February 5, 2017 as contemplated by his employment agreement, then notwithstanding the terms of the award agreements related to such DSU grants or the fact that Mr. Edwab ceases to be an employee after February 5, 2017, such DSU awards will vest on February 5, 2017, or in the case of the performance-based DSUs, to the extent that the requisite targets for such period have been met as contemplated by the underlying award agreement.

        Except as described above, Mr. Edwab will not be entitled to receive any future equity awards pursuant to his employment agreement.

        With respect to the 96,800 shares of restricted stock issued to Mr. Edwab on February 5, 2011 pursuant to terms of his fourth amended and restated employment agreement, which vest in equal numbers of 19,360 on each February 5th in 2012 through 2016, in the event Mr. Edwab's employment with us is terminated other than for "cause" or by reason of his voluntary termination, a number of unvested shares of such restricted stock shall immediately vest equal to 19,360 times a fraction the numerator of which shall be the sum of (i) the number of days from and including the most recent February 6 to and including the termination date of his employment and (ii) the lesser of 730 or the number of days from the date of his termination to and including the second following February 5, and the

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

denominator of which shall be 365. Any other unvested shares of restricted stock shall immediately terminate and be of no further force or effect.

        We may terminate Mr. Edwab's employment under his employment agreement for "cause", in which event we will pay all amounts owed to Mr. Edwab under his employment agreement through the date of termination, which will satisfy all of our obligations under his employment agreement. Under Mr. Edwab's employment agreement, "cause" is limited to Mr. Edwab's

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities after 30 days written notice and an opportunity to cure;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Edwab's employment without "cause" or Mr. Edwab terminates his employment for "good reason" (defined below), then:

  •
  we will be required to pay Mr. Edwab:

  ·
  all amounts owed through the date of termination, and

  ·
  an amount equal to two times Mr. Edwab's annual salary in effect immediately prior to his termination;

  ·
  an amount equal to two times Mr. Edwab's full target bonus for our fiscal year in which his termination date,

  •
  Mr. Edwab will continue to receive installment payments of $10,000 a month for five years following the date of his termination and

  •
  until Mr. Edwab reaches age 65, we will be required to arrange to provide Mr. Edwab and his dependents medical insurance benefits.

        Under Mr. Edwab's employment agreement, "good reason" means

  •
  removal, without Mr. Edwab's written consent, from the office of Vice Chairman of the Board or a material reduction in his authority or responsibilities (other than a removal for "cause") or

  •
  we otherwise commit a material breach of the employment agreement.

        If Mr. Edwab's employment is terminated as a result of his death, then we will be required to:

  •
  pay to Mr. Edwab's estate all amounts owed to Mr. Edwab through the date of termination and an amount equal to the employer contributions that would have been credited to Mr. Edwab's retirement accounts under certain of the Company's plans until the earlier of February 6, 2017 or two years following the date of Mr. Edwab's death (provided we are still making employer contributions to any such plan on the date of his death) and

  •
  pay to Mr. Edwab's estate an amount equal to the number of days in our fiscal year up to and including the date of Mr. Edwab's death divided by the total number of days in our fiscal year multiplied by the bonus Mr. Edwab would have earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board of Directors or a committee thereof after the end of our fiscal year in which such death occurs, with such payment to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such Bonus relates, and

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  •
  arrange to provide Mr. Edwab's dependents medical insurance benefits until the date on which Mr. Edwab would have turned 65.

        If Mr. Edwab's employment is terminated because of his permanent disability, then:

  •
  we will be required to pay Mr. Edwab:

  ·
  all amounts owed through the date of termination,

  ·
  an amount equal to the monthly life insurance premiums applicable to Mr. Edwab's coverage though the Company's life insurance plan through the earlier of February 6, 2017 or two years following the date of termination,

  ·
  an amount equal to the number of days in our fiscal year up to and including the date of Mr. Edwab's termination date divided by the total number of days in our fiscal year multiplied by the bonus that Mr. Edwab would have earned for our fiscal year ending contemporaneously with or immediately following the date of his termination as reasonably determined by the Board of Directors or a committee thereof after the end of our fiscal year in which such termination occurs and

  ·
  an amount equal to the employer contributions that would have been credited to Mr. Edwab's retirement accounts under certain of the Company's plans until the earlier of February 6, 2017 or two years following the date of termination (provided we are still making employer contributions to any such plan on the date of termination),

  •
  Mr. Edwab will continue to receive his annual salary to which he is entitled under his employment agreement until the earlier of February 6, 2017 or two years following the date of termination and

  •
  until Mr. Edwab reaches age 65, we will be required to arrange to provide Mr. Edwab and his dependents medical insurance benefits.

        If Mr. Edwab's employment terminates on February 6, 2017 in accordance with the terms of his employment agreement, then (1) thereafter and until Mr. Edwab reaches age 65, we will arrange to provide Mr. Edwab and his dependents medical insurance benefits and (2) for a five year period beginning on February 6, 2017, we will make monthly installment payments of $10,000 to Mr. Edwab.

        If Mr. Edwab's employment has not terminated before February 6, 2014, we will, within 30 days after February 6, 2014, assign to Mr. Edwab our interest in the insurance policies referred to and covered by the split-dollar life insurance agreements between the Company and Mr. Edwab (the "Split Dollar Policies"). If Mr. Edwab's employment is terminated before February 6, 2014 for any reason other than for "cause" or his death, within 30 days after such termination date, we will assign our interest in the Split Dollar Policies to Mr. Edwab.

        Certain of the payments to be made to Mr. Edwab under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Edwab has agreed not to compete with us during the term thereof and for a period of one year thereafter. However, Mr. Edwab may render services for compensation and engage in other business activities; provided, that (i) rendering such services or engaging in such activities does not violate the non-competition provisions of his employment agreement and (ii) Mr. Edwab must continue to devote more of his working time to us than to any other single business or group of related businesses.

Change in Control Agreement

        As discussed above, we entered into Change in Control Agreements with our executive officers, including Mr. Edwab, which entitle our executives to receive certain benefits in the event that a Change in Control occurs and the executive's employment with the Company is terminated after the occurrence of

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

that Change in Control. Please see "Executive Compensation – Potential Payments upon Termination or Change in Control – Change in Control Agreement" for information with respect to the terms of these agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

        On November 8, 2010, we entered into a License Agreement with George Zimmer, former Executive Chairman of, and spokesperson for, the Company. Pursuant to the terms of the License Agreement, we have the right to use George Zimmer's likeness, which is a registered trademark owned by him, in connection with our advertising and marketing. The annual license fee was $10,000 when Mr. Zimmer was an employee of the Company; however, subsequent to Mr. Zimmer's termination, we are required to pay Mr. Zimmer $250,000 per year for four years for the continued license. Thereafter, we will have the option to continue the license on an annual basis for $250,000 a year. During the fiscal year ended February 2, 2013, we paid a total of $10,000 to Mr. Zimmer pursuant to the License Agreement.

Policies and Procedures for Approval of Related Person Transactions

        The Board of Directors formally adopted a written policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we or any of our subsidiaries are a participant, (ii) any related person has a direct or indirect interest and (iii) the amount involved exceeds $50,000. The Audit Committee is responsible for reviewing, approving and ratifying any related person transaction. The Audit Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Fees for professional services provided by Deloitte & Touche LLP ("D&T"), the Company's independent registered public accounting firm, in each of the last two fiscal years in each of the following categories were:

	Fiscal Year
	2012	2011
Audit Fees (1)	$1,356,100	$1,060,200
Audit Related Fees (2)	162,300	271,200
Tax Fees (3)	422,200	665,300
All Other Fees (4)	2,300	2,300

	$1,942,900	$1,999,000

(1)
Audit fees consist of audit work performed in connection with the annual financial statements, assessment of our internal control over financial reporting, and the reviews of unaudited quarterly financial statements as well as

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, and review of documents filed with the Securities and Exchange Commission.

(2)
Audit related services represent fees primarily for statutory audits for our UK-based entities and audits of our marketing agreement with David's Bridal, Inc,, and in 2011 audits of our employee benefit plans.
(3)
Tax services include fees for a variety of federal, state and international tax consulting projects and tax compliance services.
(4)
Fees for other services consist of fees for accounting research tools.

        The Audit Committee has considered whether non-audit services provided by D&T to us are compatible with maintaining D&T's independence.

        The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our independent registered public accounting firm to us or any of our subsidiaries. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Sechrest. There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during fiscal 2012.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        D&T has served as our independent registered public accounting firm providing auditing, financial and tax services since their engagement in fiscal 1992. At present, the Audit Committee intends to continue the appointment of D&T as our independent registered public accounting firm for the fiscal year ending February 1, 2014. In determining to appoint D&T, the Audit Committee carefully considers D&T's past performance for the Company, its independence with respect to the services to be performed, and its general reputation for adherence to professional auditing standards.

        Representatives of D&T are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

        We are asking our shareholders to ratify the selection of D&T as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2013.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

PROPOSALS FOR NEXT ANNUAL MEETING

        Any proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2014 must be received by us at our offices, 6380 Rogerdale Road, Houston, Texas 77072-1624, Attention: Corporate Compliance, or via facsimile at (281) 776-7150, no later than April 10, 2014, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        The Company's Fourth Amended and Restated Bylaws provide that, for business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to the Secretary of the Company at our offices (6380 Rogerdale Road, Houston, Texas 77072-1624), no later than the close of business on the 90th day (which for the 2014 meeting would be June 12, 2014) nor earlier than the 120th day (which for the 2014 meeting would be May 13, 2014) prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 60 days (which for the 2014 meeting would be November 9, 2014) after the anniversary date of the immediately preceding annual meeting, notice by the shareholder to be timely must be received not later than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of such meeting is first disclosed to the public by us. In the event that the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the immediately preceding annual meeting, a shareholder's required notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

        To be in proper form, a shareholder's notice must set forth the following items:

  •
  If the shareholder proposes to nominate a person for election as a director, the notice must set forth:

  ·
  all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder,

  ·
  such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

  ·
  a completed and signed questionnaire, representation and agreement as required by our Fourth Amended and Restated Bylaws.

  •
  If the shareholder proposes to bring any other matter before the Annual Meeting, the notice must set forth:

  ·
  a brief description of the business desired to be brought before the Annual Meeting,

  ·
  the reasons for conducting such business at the Annual Meeting,

  ·
  the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment),

  ·
  any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and

  ·
  a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder.

  •
  In either case, the notice must also set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

  ·
  the name and address, as they appear on the Company's books, of such shareholder proposing such proposal, and of such beneficial owner, if any,

  ·
  (1) the class or series and number of shares of the Company which are directly or indirectly owned beneficially or of record by such shareholder and by such beneficial owner, (2) the existence and material terms of any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or beneficial owner, if any, has a right to vote any shares of any security of the Company (including, if applicable, any contract, arrangement, understanding or relationship pursuant to which any economic interest in the capital stock to be voted is beneficially owned by a person or persons other than the shareholder of record as of the record date), and (3) any short interest in any security of the Company (as such term is defined in Section 2.05 of our Fourth Amended and Restated Bylaws), in each case with respect to the information required to be included in the notice pursuant to (1) through (3), as of the date of such notice and including, without limitation, any such interests held by members of such shareholder's or such beneficial owner's immediate family sharing the same household,

  ·
  any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder,

  ·
  a representation that the shareholder is a holder of record of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and

  ·
  a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends (1) to deliver a proxy statement or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominees or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination.

        We may also require any proposed nominee for director to furnish such other information as it may reasonably require (i) to determine the eligibility of such proposed nominee to serve as a director of the Company, (ii) to determine whether such nominee qualifies as an "independent director" or "audit committee financial expert" under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Company, and (iii) that could be material to a reasonable shareholder's understanding of the independence and qualifications, or lack thereof, of such nominee.

OTHER MATTERS

        Our management knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

        The cost of solicitation of proxies will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers or employees may solicit the return of proxies personally or by telephone

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

or other means. In addition, we have retained MacKenzie Partners, Inc. to assist with the solicitation of proxies for a fee of $40,000, plus reimbursement for out of pocket expenses.

        In some cases, only one copy of our proxy statement and annual report will be delivered to multiple shareholders who share the same address. If you received a household mailing this year and would like to receive additional copies of our proxy statement and/or annual report, please submit your request in writing to: The Men's Wearhouse, Inc., 6380 Rogerdale Road, Houston Texas 77072-1624, Attention: Corporate Compliance or by calling (281) 776-7000. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should notify the Company.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Appendix A

THE MEN'S WEARHOUSE, INC.

2004 LONG-TERM INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 2008),
AS AMENDED THROUGH THE DATE HEREOF

AND SUPPLEMENTED BY THE SUBPLAN FOR UK EMPLOYEES

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Section
ARTICLE I – ESTABLISHMENT, PURPOSE AND DURATION
Establishment	1.1
Purpose of the Plan	1.2
Duration of Authority to Make Grants Under the Plan	1.3
ARTICLE II – DEFINITIONS
Affiliate	2.1
Award	2.2
Award Agreement	2.3
Board	2.4
Cash-Based Award	2.5
Code	2.6
Committee	2.7
Company	2.8
Corporate Change	2.9
Covered Employee	2.10
Deferred Stock Unit	2.11
Deferred Stock Unit Award	2.12
Director	2.13
Disability	2.14
Dividend Equivalent	2.15
Effective Date	2.16
Employee	2.17
Exchange Act	2.18
Fair Market Value	2.19
Fiscal Year	2.20
Freestanding SAR	2.21
Holder	2.22
Incentive Stock Option or ISO	2.23
Mature Shares	2.24
Minimum Statutory Tax Withholding Obligation	2.25
Nonqualified Stock Option or NQSO	2.26
Option	2.27
Optionee	2.28
Option Price	2.29
Option Agreement	2.30
Other Stock-Based Award	2.31
Parent Corporation	2.32
Performance-Based Award	2.33
Performance-Based Compensation	2.34
Performance Goals	2.35
Performance Period	2.36
Performance Stock Award	2.37
Performance Unit Award	2.38
Period of Restriction	2.39
Plan	2.40
Restricted Stock	2.41

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Section
Restricted Stock Award	2.42
Retirement	2.43
Section 409A	2.44
Stock Appreciation Right or SAR	2.45
Stock	2.46
Subsidiary Corporation	2.47
Substantial Risk of Forfeiture	2.48
Tandem SAR	2.49
Ten Percent Stockholder	2.50
Termination of Employment	2.51
Termination of Service	2.52
TMW Group	2.53
ARTICLE III – ELIGIBILITY AND PARTICIPATION
Eligibility	3.1
Participation	3.2
ARTICLE IV – GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards	4.1
Dedicated Shares; Maximum Awards	4.2
Shares That Count Against Limit	4.3
Non-Transferability	4.4
Requirements of Law	4.5
Changes in the Company's Capital Structure	4.6
Election Under Section 83(b) of the Code	4.7
Forfeiture for Cause	4.8
Forfeiture Events	4.9
Award Agreements	4.10
Amendment of Award Agreements	4.11
Rights as Stockholder	4.12
Issuance of Shares of Stock	4.13
Restrictions on Stock Received	4.14
Compliance With Section 409A	4.15
Source of Shares Deliverable Under Awards	4.16
ARTICLE V – OPTIONS
Authority to Grant Options	5.1
Type of Options Available	5.2
Option Agreement	5.3
Option Price	5.4
Duration of Options	5.5
Amount Exercisable	5.6
Exercise of Options	5.7
Transferability of Options	5.8
Notification of Disqualifying Disposition	5.9
No Rights as Stockholder	5.10
$100,000 Limitation on Incentive Stock Options	5.11
ARTICLE VI – STOCK APPRECIATION RIGHTS
Authority to Grant Stock Appreciation Rights Awards	6.1
Type of Stock Appreciation Rights Available	6.2

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Section
General Terms	6.3
Stock Appreciation Right Agreement	6.4
Term of Stock Appreciation Rights	6.5
Exercise of Freestanding SARs	6.6
Exercise of Tandem SARs	6.7
Payment of SAR Amount	6.8
Termination of Employment or Termination of Service	6.9
Nontransferability of SARs	6.10
No Rights as Stockholder	6.11
Restrictions on Stock Received	6.12
ARTICLE VII – RESTRICTED STOCK AWARDS
Restricted Stock Awards	7.1
Restricted Stock Award Agreement	7.2
Holder's Rights as Stockholder	7.3
ARTICLE VIII – DEFERRED STOCK UNIT AWARDS
Authority to Grant Deferred Stock Unit Awards	8.1
Deferred Stock Unit Awards	8.2
Deferred Stock Unit Award Agreement	8.3
Dividend Equivalents	8.4
Form of Payment Under Deferred Stock Unit Award	8.5
Time of Payment Under Deferred Stock Unit Award	8.6
Holder's Rights as Stockholder	8.7
ARTICLE IX – PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS
Authority to Grant Performance Stock and Performance Unit Awards	9.1
Time of Payment Under Performance Unit Award	9.2
Holder's Rights as Stockholder With Respect to a Performance Stock Award	9.3
Increases Prohibited	9.4
Stockholder Approval	9.5
Dividend Equivalents	9.6
ARTICLE X – CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
Authority to Grant Cash-Based Awards	10.1
Authority to Grant Other Stock-Based Awards	10.2
Value of Cash-Based Awards and Other Stock-Based Awards	10.3
Payment of Cash-Based Awards and Other Stock-Based Awards	10.4
Termination of Employment or Service	10.5
Nontransferability	10.6
ARTICLE XI – SUBSTITUTION AWARDS
ARTICLE XII – ADMINISTRATION
Awards	12.1
Authority of the Committee	12.2
Decisions Binding	12.3
No Liability	12.4
ARTICLE XIII – AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and Termination	13.1

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Section
Awards Previously Granted	13.2
ARTICLE XIV – MISCELLANEOUS
Unfunded Plan/No Establishment of a Trust Fund	14.1
No Employment Obligation	14.2
Tax Withholding	14.3
Written Agreement	14.4
Indemnification of the Committee	14.5
Gender and Number	14.6
Severability	14.7
Headings	14.8
Other Compensation Plans	14.9
Other Awards	14.10
Successors	14.11
Law Limitations/Governmental Approvals	14.12
Delivery of Title	14.13
Inability to Obtain Authority	14.14
Investment Representations	14.15
Persons Residing Outside of the United States	14.16
No Fractional Shares	14.17
Arbitration of Disputes	14.18
Governing Law	14.19

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

THE MEN'S WEARHOUSE, INC.
2004 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective April 1, 2008)

WITNESSETH:

        WHEREAS, effective March 29, 2004, The Men's Wearhouse, Inc. (the "Company") adopted The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan (the "Plan") for the benefit of key employees of the Company and affiliates of the Company;

        WHEREAS, the Company desires to allow non-employee directors of the Company to receive awards under the Plan;

        WHEREAS, the Company desires to restate the limitations set forth in the Plan on the number of shares of stock available for awards granted or paid in shares of stock to reflect the three-for-two stock split effected by the Company through the payment of a 50 percent stock dividend to shareholders of record as of May 31, 2005, and the Company desires to increase the aggregate number of shares of stock with respect to which awards may be granted under the Plan by 1,210,059 shares; and

        WHEREAS, the Company desires to amend and restate the Plan on behalf of itself and on behalf of the other adopting entities;

        NOW THEREFORE, the Plan is hereby amended and restated in its entirety as follows, effective as of April 1, 2008, except insofar as an earlier effective date is expressly specified.

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment.    The Company has previously established the incentive compensation plan known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan". The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The Plan became effective on March 29, 2004, the date the Plan was approved by the Board, which date was within one year of the date the Plan was approved by the holders of at least a majority of the outstanding shares of voting stock of the Company at a meeting of the stockholders of the Company (the "Effective Date"), and shall remain in effect as provided in Section 1.3.

        1.2    Purpose of the Plan.    The purpose of the Plan is to reward certain non-employee directors of the Company and certain corporate officers and other employees of the Company and its Affiliates (collectively, the "TMW Group") by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the direction, management and growth of the TMW Group with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the TMW Group.

        1.3    Duration of Authority to Make Grants Under the Plan.    The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1. No Awards may be granted under the Plan on or after March 29, 2024. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ARTICLE II

DEFINITIONS

        The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

        2.1  "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

        2.2  "Award" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards, in each case subject to the terms and provisions of the Plan.

        2.3  "Award Agreement" means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

        2.4  "Board" means the board of directors of the Company.

        2.5  "Cash-Based Award" means an Award granted to a Holder pursuant to Article X.

        2.6  "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

        2.7  "Committee" means (a) in the case of an Award granted to a Director, the Board, and (b) in the case of any other Award granted under the Plan, a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

        2.8  "Company" means The Men's Wearhouse, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

        2.9  "Corporate Change" shall have the meaning ascribed to that term in Section 4.6(c).

        2.10  "Covered Employee" means a Holder who is a "covered employee," as defined in section 162(m) of the Code and the regulations promulgated thereunder, or any successor statute.

        2.11  "Deferred Stock Unit" means a unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

        2.12  "Deferred Stock Unit Award" means an Award granted pursuant to Article VIII.

        2.13  "Director" means a member of the Board who is not an Employee.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        2.14  "Disability" means, effective for awards issued under the Plan that are earned and vested on or after January 1, 2005, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company's long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

        2.15  Dividend Equivalent" means a payment equivalent in amount to dividends paid to the Company's stockholders.

        2.16  "Effective Date" shall have the meaning ascribed to that term in Section 1.1.

        2.17  "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

        2.18  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

        2.19  "Fair Market Value" of the Stock as of any particular date means,

          (a)   if the Stock is traded on a stock exchange,

              (i)  and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

              (ii)  and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

        as reported on the principal securities exchange on which the Stock is traded; or

          (b)   if the Stock is traded in the over-the-counter market,

              (i)  and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

              (ii)  and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

  as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value that complies with the requirements of Section 409A.

        2.20  "Fiscal Year" means the Company's fiscal year.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        2.21  "Freestanding SAR" means a SAR that is granted pursuant to Article VI independently of any Option.

        2.22  "Holder" means a person who has been granted an Award or any person who is entitled to receive shares of Stock (and/or cash in the case of a Stock Appreciation Right) under an Award.

        2.23  "Incentive Stock Option" or "ISO" means an option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of the Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        2.24  "Mature Shares" means shares of Stock that the Holder has held for at least six months.

        2.25  "Minimum Statutory Tax Withholding Obligation" means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

        2.26  "Nonqualified Stock Option" or "NQSO" means an Option that is designated as a nonqualified stock option. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under the Plan and not an incentive stock option under the Code.

        2.27  "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Article V.

        2.28  "Optionee" means a person who is granted an Option under the Plan.

        2.29  "Option Price" shall have the meaning ascribed to that term in Section 5.4.

        2.30  "Option Agreement" means a written contract setting forth the terms and conditions of an Option.

        2.31  "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

        2.32  "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.33  "Performance-Based Award" means a Performance Stock Award, a Performance Unit, or a Cash-Based Award granted to a Holder under which the fulfillment of performance goals determines the degree of payout or vesting.

        2.34  "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

        2.35  "Performance Goals" means one or more of the criteria described in Article IX on which the performance goals applicable to an Award are based.

        2.36  "Performance Period" means the period of time during which the performance goals applicable to a Performance-Based Award must be met.

        2.37  "Performance Stock Award" means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

        2.38  "Performance Unit Award" means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        2.39  "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

        2.40  "Plan" means The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

        2.41  "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

        2.42  "Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

        2.43  "Retirement" means (a) in the case of an Employee, retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant and (b) in the case of a Director, retirement from the Board in accordance with the Board's then applicable retirement policy.

        2.44  "Section 409A" means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

        2.45  "Stock Appreciation Right" or "SAR" means any stock appreciation right granted pursuant to Article VI of the Plan.

        2.46  "Stock" means the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company's stockholders).

        2.47  "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.48  "Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in Section 409A.

        2.49  "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article VI, the exercise of which shall require forfeiture of the right to purchase a share of the Stock under the related Option (and when a share of the Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

        2.50  "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

        2.51  "Termination of Employment" means, in the case of an Award issued to an Employee other than an Incentive Stock Option, the termination of the Employee's employment relationship with the Company and all Affiliates. "Termination of Employment" means, in the case of an Incentive Stock Option, the termination of the Employee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

        2.52  "Termination of Service" means, in the case of an Award issued to a Director, the termination of the Director's service on the Board.

        2.53  "TMW Group" shall have the meaning ascribed to that term in Section 1.2.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ARTICLE III

ELIGIBILITY AND PARTICIPATION

        3.1    Eligibility.    The persons who are eligible to receive Awards under the Plan, other than Incentive Stock Options, are key Employees who have substantial responsibility for or involvement with the management and growth of one or more members of the TMW Group and Directors. However, only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.

        3.2    Participation.    Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

        4.1    Authority to Grant Awards.    The Committee may grant Awards to those key Employees and Directors as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

        4.2    Dedicated Shares; Maximum Awards.    The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 4,610,059. The aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan is 4,610,059. The aggregate number of shares of Stock with respect to which Nonqualified Stock Options may be granted under the Plan is 4,610,059. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 4,610,059. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 2,305,030. The aggregate number of shares of Stock with respect to which Performance Stock Awards may be granted under the Plan is 2,305,030. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted to an Employee during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Nonqualified Stock Options may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee or Director during a Fiscal Year is 225,000. The maximum amount with respect to which Deferred Stock Unit Awards may be granted to an Employee or Director during a Fiscal Year may not exceed in value the Fair Market Value of 225,000 shares of Stock determined as of the date of grant. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee or Director during a Fiscal Year is 225,000. The maximum number of shares of Stock with respect to which Performance Unit Awards may be granted to an Employee or Director during a Fiscal Year is 225,000. The maximum number of shares of Stock with respect to which Other Stock-Based Awards may be granted to an Employee during a Fiscal Year is 225,000. The maximum aggregate amount with respect to which Cash-Based Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.6. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules.

        4.3  Shares That Count Against Limit.

          (a)   If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, in each such case before April 20, 2012, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan. If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, in each such case on or after April 20, 2012, the shares of Stock allocable to the unexercised portion of that Award will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan; provided, however, that the limitation described in the preceding clause shall not apply and such shares of Stock may again be subject to an Award granted under the Plan if such Award is issued as part of a compensation package for an individual who is being hired as an Employee or an individual who is becoming an Employee when his or her employer joins the TMW Group as a result of an acquisition by merger or otherwise.

          (b)   For Awards granted under the Plan before April 1, 2008, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. For Awards granted under the Plan on or after April 1, 2008, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

          (c)   If a Stock Appreciation Right is exercised, only the number of shares of Stock actually issued shall be charged against the maximum number of shares of Stock that may be delivered pursuant to Awards under the Plan.

        4.4    Non-Transferability.    Except as specified in the applicable Award Agreement or in a domestic relations court order, an Award shall not be transferable by the Holder (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.4 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee's heirs or estate.

        4.5    Requirements of Law.    The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

        4.6  Changes in the Company's Capital Structure.

          (a)   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)   If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted (subject to the restriction in Section 4.11 prohibiting repricing) in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

          (c)   If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

            (1)   accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

            (2)   require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

            (3)   with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

            (4)   provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

            (5)   make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

  In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

          (d)   In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.6, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (e)   After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

          (f)    The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

        4.7    Election Under Section 83(b) of the Code.    No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

        4.8    Forfeiture for Cause.    Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment or severance of affiliation relationship with the Company and all Affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an Affiliate which conduct damaged the Company or an Affiliate, (b) disclosed trade secrets of the Company or an Affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder is a party, then as of the date the Committee makes its finding some or all Awards awarded to the Holder (including vested Awards that have been exercised, vested Awards that have not been exercised and Awards that have not yet vested), as determined by the Committee in its sole discretion, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company on such terms as determined by the Committee. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate or severance of the individual's affiliation with the Company and all Affiliates.

        4.9    Forfeiture Events.    The Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder's provision of services to the Company or its Affiliates, violation of material policies of the TMW Group, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the TMW Group.

        4.10    Award Agreements.    Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a change in control of the Company on the Award. The Award Agreement may contain any other provisions

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

        4.11    Amendments of Award Agreements.    The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.6(c), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR or otherwise pay consideration to repurchase, cancel or revoke such award; provided that such prohibition shall not apply to shares of Stock withheld to pay the Option Price of any Option or to pay the withholding tax arising from the exercise of any Option or SAR.

        4.12    Rights as Stockholder.    A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, a DSU or a Performance Unit Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

        4.13    Issuance of Shares of Stock.    Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

        4.14    Restrictions on Stock Received.    The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

        4.15    Compliance With Section 409A.    Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. This Section 4.15 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

        4.16    Source of Shares Deliverable Under Awards.    Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ARTICLE V

OPTIONS

        5.1    Authority to Grant Options.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

        5.2    Type of Options Available.    Options granted under the Plan may be Incentive Stock Options intended to satisfy the requirements of section 422 of the Code or Nonqualified Stock Options that are not intended to satisfy the requirements of section 422 of the Code.

        5.3    Option Agreement.    Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) whether the Option is intended to be an ISO or a NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions applicable to the Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Option Agreement, to the extent the limitations of section 422 of the Code are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO. Effective for Options granted under the Plan on or after January 1, 2005, an Option granted under the Plan may not be granted with any Dividend Equivalents rights.

        5.4    Option Price.    The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Option Price for an Incentive Stock Option shall not be less than 110 percent (110%) of the Fair Market Value of the shares of Stock on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

        5.5    Duration of Options.    An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or (ii) the period of time specified herein that follows the Optionee's death, Disability, Retirement or other Termination of Employment or Termination of Service. Unless the Optionee's applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee's Termination of Employment or Termination of Service for any reason other than the death or Disability of the Optionee.

          (a)    General Term of Option.    Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

          (b)    Early Termination of Option Due to Termination of Employment or Termination of Service Other Than for Death, Disability or Retirement.    Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is one day less than one month after the date of the Optionee's Termination of Employment or Termination of Service, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Optionee and the Company and all Affiliates. Notwithstanding the foregoing, in the case

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  of an Incentive Stock Option, if an Optionee has an authorized leave of absence from employment with the Company, a Parent Corporation or a Subsidiary Corporation that exceeds 90 days and the Optionee's right to reemployment is not guaranteed by either statute or contract, the Optionee will be deemed to incur a Termination of Employment on the 91st day of such leave.

          (c)    Early Termination of Option Due to Death.    Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment or Termination of Service due to death before the date of expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee's death, during which period the Optionee's executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

          (d)    Early Termination of Option Due to Disability.    Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment or Termination of Service due to Disability before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment or Termination of Service due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service.

          (e)    Early Termination of Option Due to Retirement.    Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment or Termination of Service due to Retirement before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment or Termination of Service due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service.

        After the death of the Optionee, the Optionee's executors, administrators or any person or persons to whom the Optionee's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

        5.6    Amount Exercisable.    Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

          (a)   No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company or one year of service on the Board following the date of grant;

          (b)   Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

          (c)   After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares initially subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full;

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

          (d)   To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

        However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable on or after the tenth anniversary of the date of the grant of the Option.

        5.7  Exercise of Options.

          (a)    General Method of Exercise.    Subject to the terms and provisions of the Plan and an Optionee's Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price and any applicable tax withholding amounts which must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

          If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Optionee, together with notice by the Company or its delegate to such Optionee of the refusal of the Committee to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company or its delegate, such Optionee shall not have delivered to the Company or its delegate a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company or its delegate shall be ineffective to exercise such Option.

          Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company or its delegate certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

          (b)    Issuance of Shares.    Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

          (c)    Exercise Through Third-Party Broker.    The Committee may permit an Optionee to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

          (d)    Limitations on Exercise Alternatives.    The Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

        5.8  Transferability of Options.

          (a)    Incentive Stock Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by the Optionee, and after that time, by the Optionee's heirs or estate.

          (b)    Nonqualified Stock Options.    Except as otherwise provided in an Optionee's Option Agreement, no NQSO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

  Further, except as otherwise provided in an Optionee's Option Agreement, all NQSOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee.

          Any attempted assignment of an Option in violation of this Section 5.8 shall be null and void.

        5.9    Notification of Disqualifying Disposition.    If any Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

        5.10    No Rights as Stockholder.    An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        5.11    $100,000 Limitation on Incentive Stock Options.    To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to Incentive Stock Options under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

ARTICLE VI

STOCK APPRECIATION RIGHTS

        6.1    Authority to Grant Stock Appreciation Rights Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Stock Appreciation Rights under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        6.2    Type of Stock Appreciation Rights Available.    SARs granted under the Plan may be Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

        6.3    General Terms.    Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, a cash amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than 100 percent of the Fair Market Value of one share of the Stock on the date of grant of the SAR and in no event less than par value of one share of the Stock. The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a share of the Stock on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the Option which is related to the Tandem SAR. Effective for SARs granted under the Plan on or after January 1, 2005, a SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

        6.4    Stock Appreciation Right Agreement.    Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the SAR is intended to be a Freestanding SAR or a Tandem SAR, (b) the grant price of the SAR, (c) the term of the SAR, (d) the vesting and termination provisions and (e) such other provisions as the Committee shall determine that

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

        6.5    Term of Stock Appreciation Rights.    The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

        6.6    Exercise of Freestanding SARs.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, Freestanding SARs may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. In accordance with applicable law, a Freestanding SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

        6.7  Exercise of Tandem SARs.

          (a)   Subject to the terms and provisions of the Plan and the applicable Award Agreement, Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. In accordance with applicable law, a Tandem SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

          (b)   Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (1) the Tandem SAR will expire no later than the expiration of the underlying ISO; (2) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (3) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

        6.8    Payment of SAR Amount.    Upon the exercise of a SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The excess of the Fair Market Value of a share of the Stock on the date of exercise over the grant price of the SAR by

          (b)   The number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        6.9    Termination of Employment or Termination of Service.    Each Award Agreement shall set forth the extent to which the grantee of a SAR shall have the right to exercise the SAR following the grantee's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the grantee, and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        6.10    Nontransferability of SARs.    Except as otherwise provided in a Holder's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder's Award Agreement, all SARs granted to a Holder under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder's heirs or estate. Any attempted assignment of a SAR in violation of this Section 6.10 shall be null and void.

        6.11    No Rights as Stockholder.    A grantee of a SAR award, as such, shall have no rights as a stockholder.

        6.12    Restrictions on Stock Received.    The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

ARTICLE VII

RESTRICTED STOCK AWARDS

        7.1    Restricted Stock Awards.    Subject to the terms and conditions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock to eligible persons in such numbers and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        7.2    Restricted Stock Award Agreement.    Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        7.3    Holder's Rights as Stockholder.    Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ARTICLE VIII

DEFERRED STOCK UNIT AWARDS

        8.1    Authority to Grant Deferred Stock Unit Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Deferred Stock Units under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Deferred Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Deferred Stock Units credited under the Plan for the benefit of a Holder.

        8.2    Deferred Stock Unit Awards.    A Deferred Stock Unit shall be similar in nature to Restricted Stock except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Deferred Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

        8.3    Deferred Stock Unit Award Agreement.    Each Deferred Stock Unit Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

        8.4    Dividend Equivalents.    Effective for Deferred Stock Awards granted under the Plan on or after January 1, 2005, an Award Agreement for a Deferred Stock Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

        8.5    Form of Payment Under Deferred Stock Unit Award.    Payment under a Deferred Stock Unit Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

        8.6    Time of Payment Under Deferred Stock Unit Award.    A Holder's payment under a Deferred Stock Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Deferred Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A. This Section 8.6 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

        8.7    Holder's Rights as Stockholder.    Each recipient of Deferred Stock Units shall have no rights of a stockholder with respect to the Holder's Deferred Stock Units. A Holder shall have no voting rights with respect to any Deferred Stock Unit Awards.

ARTICLE IX

PERFORMANCE AWARDS

        9.1    Authority to Grant Performance Stock and Performance Unit Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Stock or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A Performance Goal must be objective such that a third party having

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a recipient's rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        Each Performance Stock or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        9.2    Time of Payment Under Performance Unit Award.    A Holder's payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A. This Section 9.2 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

        9.3    Holder's Rights as Stockholder With Respect to a Performance Stock Award.    Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

        9.4    Increases Prohibited.    Neither the Committee nor the Board may increase the amount of compensation payable under a Performance Stock Award or Performance Unit Award. If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Award or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        9.5    Stockholder Approval.    No payments of Stock or cash will be made pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

        9.6    Dividend Equivalents.    Effective for Performance Unit Awards granted under the Plan on or after January 1, 2005, an Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

ARTICLE X

CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

        10.1    Authority to Grant Cash-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee shall determine.

        10.2    Authority to Grant Other Stock-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3    Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee. The Committee may establish performance goals in its discretion for Cash-Based Awards and Other Stock-Based Awards. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Holder will depend on the extent to which the performance goals are met.

        10.4    Payment of Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

        10.5    Termination of Employment or Service.    The Committee shall determine the extent to which a grantee's rights with respect to Cash-Based Awards and Other Stock-Based Awards shall be affected by the grantee's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan.

        10.6    Nontransferability.    Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Holder's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Holder.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ARTICLE XI

SUBSTITUTION AWARDS

        Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees and directors of other corporations who are about to become Employees, or whose employer is about to become a parent or subsidiary corporation as contemplated in Section 3.1, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an incentive stock option under section 422 of the Code.

ARTICLE XII

ADMINISTRATION

        12.1    Awards.    The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

        12.2    Authority of the Committee.    The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a)   determine the persons to whom and the time or times at which Awards will be made;

          (b)   determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

          (c)   determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

          (d)   accelerate the time at which any outstanding Award will vest;

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

          (e)   prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

          (f)    make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

        The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 12.2.

        The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

        12.3    Decisions Binding.    All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

        12.4    No Liability.    Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's or the Committee's or the Board's roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

        13.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 13.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.6, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR issued under the Plan or otherwise pay consideration to repurchase, cancel or revoke such award (provided that such prohibition shall not apply to shares of Stock withheld to pay the Option Price of any Option or to pay the withholding tax arising from the exercise of any Option or SAR), and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

        13.2    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

ARTICLE XIV
MISCELLANEOUS

        14.1    Unfunded Plan/No Establishment of a Trust Fund.    Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        14.2    No Employment Obligation.    The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment or provision of service to the Company at any time or for any reason not prohibited by law.

        14.3    Tax Withholding.    The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company's or the Affiliate's Minimum Statutory Withholding Tax Obligations. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Withholding Tax Obligations arising upon the vesting of Award by delivering to the Holder of the Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of under the Award, the Company shall (a) calculate the amount of the Company's or an Affiliate's Minimum Statutory Withholding Tax Obligations on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company's or an Affiliate Minimum Statutory Withholding Tax Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Withholding Tax Obligations due. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Withholding Tax Obligations. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Withholding Tax Obligations, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of its Minimum Statutory Withholding Tax Obligation and the Holder must satisfy the remaining Minimum Statutory Withholding Tax Obligation in some other manner permitted

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder's right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Withholding Tax Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

        14.4    Written Agreement.    Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

        14.5    Indemnification of the Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

        14.6    Gender and Number.    If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

        14.7    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        14.8    Headings.    Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

        14.9    Other Compensation Plans.    The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

        14.10    Other Awards.    The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        14.11    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        14.12    Law Limitations/Governmental Approvals.    The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        14.13    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

          (a)   obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b)   completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        14.14    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

        14.15    Investment Representations.    The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

        14.16    Persons Residing Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to:

          (a)   determine which Affiliates shall be covered by the Plan;

          (b)   determine which persons employed outside the United States are eligible to participate in the Plan;

          (c)   amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

          (d)   establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable – any subplans and modifications to Plan terms and procedures established under this Section 14.16 by the Committee shall be attached to the Plan document as Appendices; and

          (e)   take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

        14.17    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

        14.18    Arbitration of Disputes.    Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

        14.19    Governing Law.    The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Appendix 1

THE MEN'S WEARHOUSE, INC.
2004 LONG-TERM INCENTIVE PLAN
SUBPLAN FOR UK EMPLOYEES

WITNESSETH:

        WHEREAS, The Men's Wearhouse, Inc. (the "Company") maintains the plan known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan" (the "Plan"); and

        WHEREAS, the Company retained the right in Section 14.16 of the Plan to establish subplans under the Plan from time to time; and

        WHEREAS, the Compensation Committee of the Board of Directors of the Company approved resolutions on the date hereof to adopt this Subplan for UK Employees;

        NOW, THEREFORE, the Company hereby adopts this subplan which shall be attached to the Plan as Appendix 1:

        1.1    Establishment of Subplan.    The Company has previously established the incentive compensation plan known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan" which provides in Section 14.16 thereof that in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to establish subplans to the extent such actions may be necessary or advisable. Therefore, the Company hereby establishes this subplan to be referred to as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan Subplan for UK Employees" (this "Subplan").

        1.2.    Terms of Subplan.    The terms and conditions of this Subplan shall be identical to the terms and conditions of the Plan, which are, except as set forth in this Section 1.2 and in Section 1.3 below, hereby expressly incorporated herein and, as necessary, all references to the Plan shall be deemed to include this Subplan; provided, however, that non-employee directors of the Company and its Affiliates ("Non-Employee Directors") shall not be eligible to receive awards under this Subplan and all references to such Non-Employee Directors and any provisions under the Plan which apply to awards to Non-Employee Directors (however defined under the Plan) shall not be made a part of this Subplan. All defined terms used in this Subplan and not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

        1.3    Eligibility for Subplan.    The persons who are eligible to receive Awards under this Subplan are those key Employees of the Company's Affiliates that are located or operating in the United Kingdom.

Approved by the Compensation Committee
of the Board of Directors of The Men's Wearhouse, Inc.
On March 27, 2012

The Men's Wearhouse, Inc. 2013 Notice of Annual Meeting and Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M62137-P42155 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For All Withhold All For All Except ! For Against Abstain For Against Abstain For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. THE MEN'S WEARHOUSE, INC. 6380 ROGERDALE RD HOUSTON, TX 77072 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THE MEN'S WEARHOUSE, INC. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the nine nominees named below: 06) Deepak Chopra, M.D. 07) William B. Sechrest 08) Grace Nichols 09) Allen I. Questrom 01) David H. Edwab 02) Douglas S. Ewert 03) Rinaldo S. Brutoco 04) Michael L. Ray, Ph.D. 05) Sheldon I. Stein For address change, mark here. (see reverse for instructions) 2. To approve a proposal to amend the Company's 2004 Long-Term Incentive Plan to extend the plan's termination date from March 29, 2014 to March 29, 2024. The Board of Directors recommends you vote FOR the following proposal 2: 3. To consider and act upon a proposal regarding annual sustainability reporting by the Company. 4. To approve, on an advisory basis, the Company's executive compensation. 5. To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2013. 6. In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote AGAINST the following proposal 3: The Board of Directors recommends you vote FOR the following proposals 4 and 5: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and our 2012 Annual Report on Form 10-K are available at www.proxyvote.com. M62138-P42155 Address Changes: ________________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark corresponding box on the reverse side.) THE MEN'S WEARHOUSE, INC. Annual Meeting of Shareholders September 10, 2013 11:00 AM THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned shareholder of The Men's Wearhouse, Inc. (the "Company") hereby appoints David Edwab and Doug Ewert, or either of them, attorneys and proxies of the undersigned, with full power of substitution to vote, as designated on the reverse side, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., Central daylight time, on Tuesday, September 10, 2013, at the Renaissance Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas 75207, and at any adjournment or adjournments thereof. This Proxy will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN, FOR PROPOSALS 2, 4 AND 5, AND AGAINST PROPOSAL 3. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee. Continued and to be signed on reverse side